UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	May 31, 2008

Date of reporting period:	May 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

May 31, 2008

Columbia High Yield Opportunity Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Fund Profile	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Managers' Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	19

Statement of Operations	20

Statement of Changes in Net Assets	21

Financial Highlights	23

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	36

Fund Governance	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund's investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Report. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia High Yield Opportunity Fund

Although economic growth was strong at the beginning of the 12-month period that began June 1, 2007 and ended May 31, 2008, it slowed to a pace of less than 1.0% in 2008. The most severe housing downturn in decades continued to take a toll on growth. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Energy prices soared to record highs and food prices rose, raising concerns about inflation. Consumer confidence sank to a 16-year low, as measured by the Conference Board. Weakening business and job conditions further dimmed the outlook for consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected even though job growth ground to a halt. Approximately 300,000 job losses were reported in the first five months of 2008, and the unemployment rate spiked to 5.5% in May, one full percentage point higher than it was at the beginning of the period. Manufacturing activity also slowed, but appeared to stabilize in May, one positive indicator that weakness might be contained. Federal tax rebates also began to arrive in May, raising hopes for a boost in consumer spending, which could help avert a recession.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 5.25% to 2.0% during the 12-month period. After seven rate cuts, the Fed acknowledged that downside risks to growth remained but also that uncertainty about the inflation outlook had continued to increase and that it would be necessary to continue to monitor inflation developments carefully.

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices generally rose and yields declined as economic growth slowed in 2007 and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% in 2008, it remained well below where it started the period, at 4.9%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.89%. High-yield bonds did not perform well in 2007 but regained some ground in 2008. The Credit Suisse High Yield Index returned negative 1.23%. Municipal bonds generated solid returns during most of the period, but gave back some performance early in 2008 as industry-specific events threatened investor confidence. In February, yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell—in a difficult month for the sector. In this environment, the Lehman Brothers Municipal Bond Index returned 3.87% for the one-year period.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 6.70% for the 12-month period, as measured by the S&P 500 Index. Large- cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar fell to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.53% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 22.00% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Past performance is no guarantee of future results.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturities of at least one year.

2The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period ended May 31, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 6.70%. Global emerging stock markets outside the United States returned negative 2.53%, as measured (in U.S. dollars) by the MSCI EAFE Index. A declining dollar helped offset losses.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

1

Fund Profile – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 05/31/08

–5.03%

Class A shares (without sales charge)

–1.00%

JPMorgan Global High Yield Index

–1.23%

Credit Suisse High Yield Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended May 31, 2008, the fund's Class A shares returned negative 5.03% without sales charge.

■  Performance lagged the fund's benchmarks and peer group average.

■  Underweights in strong BB-rated securities and in the casino and gaming industry contributed to the fund's relative underperformance.

Portfolio Management

Thomas A. LaPointe, CFA, has co-managed the fund since February 2003, and has been associated with the advisor or its predecessors or affiliate organizations since February 1999.

Kevin L. Cronk, CFA, has co-managed the fund since February 2003 and has been associated with the advisor or its predecessors or affiliate organizations since August 1999.

2

Performance Information – Columbia High Yield Opportunity Fund

Growth of a $10,000 investment 06/01/98 – 05/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Opportunity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 06/01/98 – 05/31/08 ($)

Sales charge	without	with
Class A	13,616	12,969
Class B	12,631	12,631
Class C	12,823	12,823
Class Z	13,939	n/a

Average annual total return as of 05/31/08 (%)

Share class	A		B		C		Z
Inception	10/21/71		06/08/92		01/15/96		01/08/99
Sales charge	without	with	without	with	without	with	without
1-year	–5.03	–9.54	–5.73	–10.14	–5.59	–6.48	–4.79
5-year	7.16	6.12	6.37	6.06	6.52	6.52	7.43
10-year	3.13	2.63	2.36	2.36	2.52	2.52	3.38

Average annual total return as of 06/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–5.21	–9.71	–5.90	–10.30	–5.77	–6.65	–4.97
5-year	6.08	5.05	5.29	4.99	5.45	5.45	6.34
10-year	2.85	2.35	2.08	2.08	2.24	2.24	3.09

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns shown for the Fund's Class Z shares include the returns of the Fund's Class A shares for periods prior to January 8, 1999, the date on which the Fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without a sales charge. The returns shown have not been adjusted to reflect any differences in expenses between Class Z and Class A shares of the Fund. If differences in expenses had been reflected, the returns shown for periods prior to January 8, 1999 would have been higher.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.12
Class B	1.87
Class C	1.87
Class Z	0.87

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia High Yield Opportunity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

12/01/07 – 05/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	992.50	1,019.35	5.63	5.70	1.13
Class B	1,000.00	1,000.00	988.90	1,015.60	9.35	9.47	1.88
Class C	1,000.00	1,000.00	989.50	1,016.35	8.60	8.72	1.73
Class Z	1,000.00	1,000.00	993.70	1,020.60	4.39	4.45	0.88

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers' Report – Columbia High Yield Opportunity Fund

For the 12-month period that ended May 31, 2008, Class A shares of Columbia High Yield Opportunity Fund returned negative 5.03% without sales charge. The fund's benchmarks, the Credit Suisse High Yield Index and the JPMorgan Global High Yield Index, returned negative 1.23% and negative 1.00%, respectively.1 The average return of the fund's peer group, the Lipper High Current Yield Funds Classification, was negative 2.61% for the same period.2 An underweight in BB-rated securities early in the period, as well as an overweight in the casino and gaming industry, areas that were especially weak, contributed to underperformance. Some company-specific disappointments elsewhere in the portfolio also hurt returns.

Challenging time for high-yield sector

The financial markets became increasing volatile over the year, besieged by a slowing economy, sharply higher food and energy prices and a credit crisis, triggered by rising defaults in the subprime mortgage market. As liquidity tightened, investors became increasingly worried about the ability of companies to make their debt payments or borrow the money they needed to meet their capital requirements. Yields in higher-risk sectors rose to compensate investors for taking on added risk, and the difference between yields in the high-yield and Treasury sectors widened sharply in March shortly before the near-collapse of investment bank Bear Stearns Cos. Market stability improved late in the period, following the Federal Reserve's aggressive short-term interest rate cuts and its efforts to provide more liquidity to investment banks and broker/dealers. The yield difference between high-yield and Treasuries narrowed a bit, but ended the period with six and one-half percentage points between them. Within the high-yield sector, the highest-risk, lowest-quality (CCC-rated) securities suffered the worst returns.

Lost ground from sector disappointments

During the first half of the period, the fund had less exposure to BB-rated bonds than its benchmarks and, we believe, less than its peers, which hurt performance in a volatile environment. However, we increased the fund's BB-rated holdings late in 2007 and reduced CCC-rated securities during the period. Above-average exposure to casino and gaming companies, which have historically performed well during economic slowdowns, also hampered returns. Many gaming companies increased their debt levels to expand operations in recent years. Investors became worried that some companies might not be able to make timely payments on their debt as consumer spending slowed. The fund also held a few names that suffered sharp downturns related to company-specific credit problems. Quebecor Media, a printing company, filed for bankruptcy as pricing pressure and overcapacity diminished the company's prospects. Univision, the leading Spanish language broadcaster in the United States, a recent leveraged buyout (LBO), lost ground even though company results exceeded expectations. The market for highly-levered LBOs, in general, and enterprise values for

1The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/08 ($)

Class A	4.17
Class B	4.17
Class C	4.17
Class Z	4.17

Distributions declared per share

06/01/07 – 05/31/08 ($)

Class A	0.31
Class B	0.28
Class C	0.29
Class Z	0.32

Top 10 Issuers

as of 05/31/08 (%)

Texas Competitive Electric Holdings Co.	1.9
Qwest Corp.	1.6
Intelsat Bermuda Ltd.	1.6
HCA, Inc.	1.4
GMAC LLC	1.3
LVB Acquisition Merger Sub, Inc.	1.3
Freeport – McMoRan
Copper & Gold, Inc.	1.0
MGM Mirage	1.0
El Paso Corp	0.9
CSC Holdings, Inc.	0.9

Holdings discussed

in this report as of 5/31/08 (%)

Quebecor Media, Inc.	0.6
Freescale Semiconductor, Inc.	0.9
Freeport-McMoRan Copper & Gold, Inc.	1.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

5

Portfolio Managers' Report (continued) – Columbia High Yield Opportunity Fund

Maturity breakdown

as of 05/31/08 (%)

0-1 year	0.3
1-3 years	2.5
3-5 years	12.5
5-7 years	32.6
7-10 years	38.6
10-15 years	1.1
15-20 years	2.1
20-30 years	3.3
Other	7.0

Portfolio structure

as of 05/31/08 (%)

Corporate Fixed-Income
Bonds & Notes	91.2
Municipal Bonds	1.2
Common Stocks	0.3
Other	7.3

Quality breakdown

as of 05/31/08 (%)

AAA*	6.0
BBB	0.9
BB	23.1
B	45.9
CCC	20.0
CC	0.3
Not Rated	2.8
Other	1.0

The fund is actively managed and the composition of its portfolio will change over time. Portfolio structure, top 10 issuers, quality and maturity breakdowns are calculated as a percentage of net assets. Swaps are not included in the maturity breakdown. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

*Repurchase agreement included.

30-day SEC yields

as of 05/31/08 (%)

Class A	7.76
Class B	7.41
Class C	7.56
Class Z	8.41

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

media companies, more specifically, have decreased. The Fund no longer owns any Univision bonds. In the technology sector, Freescale Semiconductor bonds disappointed. The company's wireless and automotive products have been underperformers due to a weak economy and other product-specific factors. A small stake in equities further hindered returns as the Standard & Poor's 500 Index3 returned a disappointing negative 6.70% for the year.

Gains from energy and utilities

Helping to offset some of these losses were returns from oil and gas issues, which benefited as energy prices rose and exploration and production companies reported record earnings. Utility bonds also did well, thanks to strong demand and tight capacity. The fund's top performers included Lyondell, a chemical company, whose bonds were tendered as the result of a merger and resulted in good returns for the fund, and Biomet, a health care and technology holding, which has done well as demand for its orthopedic products remains high. In the metals sector, the bonds of Freeport McMoRan, a copper and gold mining company, benefited from soaring commodity prices, and the company's performance has exceeded market expectations.

Managing risk

Early in 2007, we decided to sell home builders and reduce exposure of the fund to financials and retailers, which helped, as these sectors were among the worst performers in the market downturn. Throughout the year, the fund maintained below-average exposure to these and other high-risk industries, including airlines. During the period we also raised cash to 8.0% of the fund assets. Going forward, we plan to take advantage of buying opportunities among higher quality high-yield bonds that offer the potential for stable income and price appreciation. We believe the outlook for high-yield bonds should improve as economic growth picks up. In the meantime, we believe the sector has the potential to continue to provide high levels of income for investors willing to take on added risk.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

3The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

6

Investment Portfolio – Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes – 91.2%
		Par (a)	Value ($)
Basic Materials – 6.7%
Chemicals – 2.7%
Agricultural Chemicals – 0.6%
Mosaic Co.
7.875% 12/01/16 (b)		1,780,000	1,931,300
Terra Capital, Inc.
7.000% 02/01/17		315,000	313,031
			2,244,331
Chemicals-Diversified – 1.5%
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	800,000	1,249,267
7.875% 11/15/14		1,665,000	1,781,550
Ineos Group Holdings PLC
8.500% 02/15/16 (b)		1,660,000	1,290,650
NOVA Chemicals Corp.
6.500% 01/15/12		1,500,000	1,395,000
			5,716,467
Chemicals-Specialty – 0.6%
Chemtura Corp.
6.875% 06/01/16		1,475,000	1,371,750
MacDermid, Inc.
9.500% 04/15/17 (b)		1,015,000	984,550
			2,356,300
Chemicals Total			10,317,098
Forest Products & Paper – 1.6%
Paper & Related Products – 1.6%
Abitibi-Consolidated, Inc.
8.375% 04/01/15		1,870,000	818,125
Domtar Corp.
7.125% 08/15/15		1,670,000	1,594,850
Georgia-Pacific Corp.
8.000% 01/15/24		1,645,000	1,587,425
NewPage Corp.
10.000% 05/01/12 (b)		755,000	804,075
12.000% 05/01/13		795,000	840,712
NewPage Holding Corp.
PIK, 9.986% 11/01/13 (c)		560,000	546,580
			6,191,767
Forest Products & Paper Total			6,191,767
Iron/Steel – 0.5%
Steel-Producers – 0.5%
Steel Dynamics, Inc.
7.750% 04/15/16 (b)		2,075,000	2,080,188
			2,080,188
Iron/Steel Total			2,080,188

	Par (a)	Value ($)
Metals & Mining – 1.9%
Diversified Minerals – 0.6%
FMG Finance Ltd.
10.625% 09/01/16 (b)	2,120,000	2,459,200
		2,459,200
Metal-Diversified – 1.0%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	3,600,000	3,870,000
		3,870,000
Mining Services – 0.3%
Noranda Aluminium Holding Corp.
PIK, 8.578% 11/15/14 (b)(c)	1,365,000	1,194,375
		1,194,375
Metals & Mining Total		7,523,575
Basic Materials Total		26,112,628
Communications – 18.3%
Media – 6.7%
Cable TV – 2.8%
Atlantic Broadband Finance LLC
9.375% 01/15/14	900,000	838,125
Cablevision Systems Corp.
8.000% 04/15/12	1,540,000	1,497,650
Charter Communications Holdings I LLC
11.000% 10/01/15	1,120,000	952,000
Charter Communications Holdings II LLC
10.250% 09/15/10	730,000	726,350
CSC Holdings, Inc.
7.625% 04/01/11	2,170,000	2,170,000
DirecTV Holdings LLC
6.375% 06/15/15	2,090,000	1,982,887
EchoStar DBS Corp.
6.625% 10/01/14	1,935,000	1,823,738
7.125% 02/01/16	1,000,000	955,000
		10,945,750
Multimedia – 1.4%
CanWest MediaWorks LP
9.250% 08/01/15 (b)	1,730,000	1,513,750
Lamar Media Corp.
6.625% 08/15/15	1,900,000	1,790,750
Quebecor Media, Inc.
7.750% 03/15/16	2,205,000	2,160,900
		5,465,400

See Accompanying Notes to Financial Statements.

7

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Publishing-Books – 0.5%
TL Acquisitions, Inc.
10.500% 01/15/15 (b)	2,280,000	2,074,800
		2,074,800
Publishing-Periodicals – 1.5%
Dex Media, Inc.
(d) 11/15/13 (9.000% 11/15/08)	1,230,000	953,250
Idearc, Inc.
8.000% 11/15/16	2,295,000	1,640,925
Penton Media, Inc.
7.899% 02/01/14 (c)(e)	1,000,000	700,000
R.H. Donnelley Corp.
8.875% 01/15/16	1,620,000	1,109,700
8.875% 10/15/17 (b)	2,075,000	1,390,250
		5,794,125
Radio – 0.3%
CMP Susquehanna Corp.
9.875% 05/15/14	1,405,000	990,525
		990,525
Television – 0.2%
Local TV Finance LLC
PIK, 9.250% 06/15/15 (b)	930,000	748,650
		748,650
Media Total		26,019,250
Telecommunication Services – 11.6%
Cellular Telecommunications – 3.2%
Cricket Communications, Inc.
9.375% 11/01/14	2,390,000	2,306,350
Digicel Group Ltd.
8.875% 01/15/15 (b)	2,365,000	2,169,887
MetroPCS Wireless, Inc.
9.250% 11/01/14	2,535,000	2,436,769
Orascom Telecom Finance SCA
7.875% 02/08/14 (b)	855,000	818,663
Rural Cellular Corp.
8.623% 11/01/12 (c)	1,315,000	1,338,012
US Unwired, Inc.
10.000% 06/15/12	945,000	919,013
Wind Acquisition Financial SA
PIK, 9.984% 12/21/11 (c)(e)	2,646,329	2,541,264
		12,529,958

		Par (a)	Value ($)
Satellite Telecommunications – 2.1%
Inmarsat Finance II PLC
(d) 11/15/12 (10.375% 11/15/08)		1,200,000	1,200,000
Inmarsat Finance PLC
7.625% 06/30/12		650,000	663,000
Intelsat Bermuda Ltd.
9.250% 06/15/16		715,000	722,150
11.250% 06/15/16		3,910,000	3,988,200
Intelsat Intermediate Holdings Co., Ltd.
(d) 02/01/15 (9.250% 02/01/10)		1,845,000	1,559,025
			8,132,375
Telecommunication Equipment – 0.5%
Lucent Technologies, Inc.
6.450% 03/15/29		2,405,000	1,842,831
			1,842,831
Telecommunication Services – 1.8%
Hellas Telecommunications Luxembourg II
8.463% 01/15/15 (b)(c)		900,000	693,000
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (b)	EUR	1,030,000	1,530,313
8.875% 05/01/16 (b)		1,250,000	1,231,250
Syniverse Technologies, Inc.
7.750% 08/15/13		790,000	758,400
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		1,500,000	1,552,500
West Corp.
11.000% 10/15/16		1,690,000	1,495,650
			7,261,113
Telephone-Integrated – 4.0%
Cincinnati Bell, Inc.
8.375% 01/15/14		1,500,000	1,492,500
Citizens Communications Co.
7.875% 01/15/27		2,145,000	1,930,500
Hawaiian Telcom Communications, Inc.
9.750% 05/01/13		1,000,000	390,000
Qwest Communications International, Inc.
7.500% 02/15/14		1,780,000	1,744,400
Qwest Corp.
7.500% 10/01/14		850,000	845,750
7.500% 06/15/23		3,430,000	3,164,175
8.875% 03/15/12		605,000	633,738
Virgin Media Finance PLC
8.750% 04/15/14	EUR	690,000	1,025,161
8.750% 04/15/14		680,000	668,100
9.125% 08/15/16		1,000,000	980,000

See Accompanying Notes to Financial Statements.

8

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
		Par (a)	Value ($)
Windstream Corp.
8.625% 08/01/16		2,540,000	2,625,725
			15,500,049
Telecommunication Services Total			45,266,326
Communications Total			71,285,576
Consumer Cyclical – 15.4%
Apparel – 0.7%
Apparel Manufacturers – 0.7%
Levi Strauss & Co.
9.750% 01/15/15		2,710,000	2,838,725
			2,838,725
Apparel Total			2,838,725
Auto Manufacturers – 1.2%
Auto-Cars/Light Trucks – 1.2%
Ford Motor Co.
7.450% 07/16/31		1,805,000	1,249,963
General Motors Corp.
8.375% 07/15/33		4,810,000	3,294,850
			4,544,813
Auto Manufacturers Total			4,544,813
Auto Parts & Equipment – 2.0%
Auto/Truck Parts & Equipment-Original – 1.3%
ArvinMeritor, Inc.
8.125% 09/15/15		1,090,000	930,587
Cooper-Standard Automotive, Inc.
7.000% 12/15/12		1,170,000	1,053,000
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15 (b)	EUR	1,290,000	1,706,883
TRW Automotive, Inc.
7.000% 03/15/14 (b)		1,435,000	1,356,075
			5,046,545
Auto/Truck Parts & Equipment-Replacement – 0.3%
Commercial Vehicle Group, Inc.
8.000% 07/01/13		1,340,000	1,162,450
			1,162,450
Rubber-Tires – 0.4%
Goodyear Tire & Rubber Co.
8.625% 12/01/11		423,000	446,265
9.000% 07/01/15		1,038,000	1,113,255
			1,559,520
Auto Parts & Equipment Total			7,768,515

	Par (a)	Value ($)
Distribution/Wholesale – 0.5%
Buhrmann U.S., Inc.
7.875% 03/01/15	1,065,000	1,007,756
Nebraska Book Co., Inc.
8.625% 03/15/12	1,000,000	860,000
		1,867,756
Distribution/Wholesale Total		1,867,756
Entertainment – 1.3%
Music – 0.8%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (b)	1,435,000	1,320,200
WMG Acquisition Corp.
7.375% 04/15/14	1,440,000	1,180,800
WMG Holdings Corp.
(d) 12/15/14 (9.500% 12/15/09)	1,325,000	795,000
		3,296,000
Resorts/Theme Parks – 0.5%
Six Flags, Inc.
9.625% 06/01/14	1,555,000	964,100
Universal City Florida Holding
7.623% 05/01/10 (c)	1,000,000	982,500
		1,946,600
Entertainment Total		5,242,600
Home Builders – 0.1%
Building-Residential/Commercial – 0.1%
KB Home
5.875% 01/15/15	435,000	380,625
		380,625
Home Builders Total		380,625
Home Furnishings – 0.7%
Sealy Mattress Co.
8.250% 06/15/14	1,625,000	1,434,063
Simmons Co.
8.204% 02/15/12 (e)	1,700,000	1,093,666
		2,527,729
Home Furnishings Total		2,527,729
Leisure Time – 0.4%
Cruise Lines – 0.4%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	1,475,000	1,362,531
		1,362,531
Leisure Time Total		1,362,531

See Accompanying Notes to Financial Statements.

9

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Lodging – 4.6%
Casino Hotels – 3.5%
Boyd Gaming Corp.
6.750% 04/15/14	500,000	418,125
7.125% 02/01/16	1,000,000	782,500
Greektown Holdings LLC
10.750% 12/01/13 (b)(f)	850,000	586,500
Harrah's Operating Co., Inc.
10.750% 02/01/16 (b)	3,215,000	2,789,013
Jacobs Entertainment, Inc.
9.750% 06/15/14	1,225,000	961,625
Majestic Star LLC
9.750% 01/15/11	3,195,000	1,038,375
MGM Mirage
7.500% 06/01/16	4,350,000	3,866,062
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (b)	1,235,000	1,018,875
Snoqualmie Entertainment Authority
6.936% 02/01/14 (b)(c)	280,000	217,000
9.125% 02/01/15 (b)	1,235,000	950,950
Station Casinos, Inc.
6.625% 03/15/18	1,985,000	1,161,225
		13,790,250
Gambling (Non-Hotel) – 1.1%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	2,580,000	2,386,500
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	2,000,000	1,919,960
		4,306,460
Lodging Total		18,096,710
Retail – 3.5%
Retail-Apparel/Shoe – 0.5%
Hanesbrands, Inc.
8.204% 12/15/14 (c)	935,000	869,550
Phillips-Van Heusen Corp.
7.250% 02/15/11	425,000	429,250
8.125% 05/01/13	565,000	581,950
		1,880,750
Retail-Automobiles – 0.9%
AutoNation, Inc.
4.713% 04/15/13 (c)	365,000	322,569
7.000% 04/15/14	640,000	605,600
KAR Holdings, Inc.
10.000% 05/01/15	1,470,000	1,337,700
United Auto Group, Inc.
7.750% 12/15/16	1,450,000	1,348,500
		3,614,369

	Par (a)	Value ($)
Retail-Discount – 0.2%
Dollar General Corp.
PIK, 11.875% 07/15/17	1,000,000	920,000
		920,000
Retail-Drug Stores – 0.7%
Rite Aid Corp.
8.625% 03/01/15	1,000,000	780,000
9.375% 12/15/15	2,215,000	1,727,700
		2,507,700
Retail-Major Department Stores – 0.3%
Saks, Inc.
9.875% 10/01/11	1,000,000	1,045,000
		1,045,000
Retail-Propane Distributors – 0.4%
AmeriGas Partners LP
7.125% 05/20/16	1,220,000	1,183,400
7.250% 05/20/15	420,000	408,450
		1,591,850
Retail-Restaurants – 0.3%
Landry's Restaurants, Inc.
9.500% 12/15/14	1,285,000	1,265,725
		1,265,725
Retail-Video Rental – 0.2%
Blockbuster, Inc.
9.000% 09/01/12	1,000,000	832,500
		832,500
Retail Total		13,657,894
Textiles – 0.4%
Textile-Products – 0.4%
INVISTA
9.250% 05/01/12 (b)	1,520,000	1,573,200
		1,573,200
Textiles Total		1,573,200
Consumer Cyclical Total		59,861,098
Consumer Non-Cyclical – 12.9%
Agriculture – 0.2%
Tobacco – 0.2%
Reynolds American, Inc.
7.625% 06/01/16	740,000	772,670
		772,670
Agriculture Total		772,670

See Accompanying Notes to Financial Statements.

10

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Beverages – 0.5%
Beverages-Non-Alcoholic – 0.2%
Cott Beverages, Inc.
8.000% 12/15/11	860,000	724,550
		724,550
Beverages-Wine/Spirits – 0.3%
Constellation Brands, Inc.
8.125% 01/15/12	1,100,000	1,113,750
		1,113,750
Beverages Total		1,838,300
Biotechnology – 0.4%
Medical-Biomedical/Gene – 0.4%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	1,485,000	1,499,850
		1,499,850
Biotechnology Total		1,499,850
Commercial Services – 3.9%
Commercial Services – 1.1%
ARAMARK Corp.
8.500% 02/01/15	1,440,000	1,474,200
Iron Mountain, Inc.
7.750% 01/15/15	1,560,000	1,591,200
8.625% 04/01/13	1,000,000	1,015,000
		4,080,400
Commercial Services-Finance – 0.2%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	1,025,000	794,375
		794,375
Funeral Services & Related Items – 0.6%
Service Corp. International
6.750% 04/01/16	835,000	795,338
7.000% 06/15/17	1,500,000	1,455,000
7.375% 10/01/14	135,000	135,675
		2,386,013
Private Corrections – 0.5%
Corrections Corp. of America
6.250% 03/15/13	1,345,000	1,324,825
GEO Group, Inc.
8.250% 07/15/13	700,000	717,500
		2,042,325

	Par (a)	Value ($)
Rental Auto/Equipment – 1.3%
Ashtead Holdings PLC
8.625% 08/01/15 (b)	1,390,000	1,209,300
Hertz Corp.
8.875% 01/01/14	1,350,000	1,343,250
Rental Service Corp.
9.500% 12/01/14	1,800,000	1,575,000
United Rentals North America, Inc.
6.500% 02/15/12	965,000	890,212
		5,017,762
Schools – 0.2%
Knowledge Learning Corp.
7.750% 02/01/15 (b)	1,000,000	945,000
		945,000
Commercial Services Total		15,265,875
Food – 2.0%
Food-Dairy Products – 0.2%
Dean Foods Co.
7.000% 06/01/16	1,025,000	955,812
		955,812
Food-Meat Products – 0.3%
Smithfield Foods, Inc.
7.750% 07/01/17	1,355,000	1,334,675
		1,334,675
Food-Miscellaneous/Diversified – 1.5%
Del Monte Corp.
6.750% 02/15/15	1,000,000	967,500
8.625% 12/15/12	500,000	512,500
Dole Food Co., Inc.
8.625% 05/01/09	1,100,000	1,078,000
Pinnacle Foods Finance LLC
9.250% 04/01/15	2,055,000	1,890,600
Reddy Ice Holdings, Inc.
(d) 11/01/12 (10.500% 11/01/08)	1,420,000	1,192,800
		5,641,400
Food Total		7,931,887
Healthcare Services – 3.4%
Dialysis Centers – 0.5%
DaVita, Inc.
7.250% 03/15/15	1,940,000	1,896,350
		1,896,350

See Accompanying Notes to Financial Statements.

11

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Medical-Hospitals – 2.7%
Community Health Systems, Inc.
8.875% 07/15/15	1,855,000	1,912,968
HCA, Inc.
9.250% 11/15/16	1,555,000	1,642,469
PIK, 9.625% 11/15/16	3,485,000	3,676,675
Tenet Healthcare Corp.
9.875% 07/01/14	3,235,000	3,235,000
		10,467,112
Physician Practice Management – 0.2%
U.S. Oncology Holdings, Inc.
PIK, 7.949% 03/15/12 (c)	1,074,000	875,310
		875,310
Healthcare Services Total		13,238,772
Household Products/Wares – 0.8%
Consumer Products-Miscellaneous – 0.8%
American Greetings Corp.
7.375% 06/01/16	1,220,000	1,216,950
Jarden Corp.
7.500% 05/01/17	1,000,000	892,500
Jostens IH Corp.
7.625% 10/01/12	1,185,000	1,183,519
		3,292,969
Household Products/Wares Total		3,292,969
Pharmaceuticals – 1.7%
Medical-Drugs – 1.0%
Elan Finance PLC
8.875% 12/01/13	1,995,000	1,995,000
Warner Chilcott Corp.
8.750% 02/01/15	1,918,000	1,965,950
		3,960,950
Pharmacy Services – 0.4%
Omnicare, Inc.
6.750% 12/15/13	1,535,000	1,439,063
		1,439,063
Vitamins & Nutrition Products – 0.3%
NBTY, Inc.
7.125% 10/01/15	1,260,000	1,209,600
		1,209,600
Pharmaceuticals Total		6,609,613
Consumer Non-Cyclical Total		50,449,936

	Par (a)	Value ($)
Energy – 9.4%
Coal – 1.3%
Arch Western Finance LLC
6.750% 07/01/13	1,645,000	1,624,437
Massey Energy Co.
6.875% 12/15/13	2,650,000	2,610,250
Peabody Energy Corp.
7.375% 11/01/16	735,000	751,538
		4,986,225
Coal Total		4,986,225
Energy-Alternate Sources – 0.3%
VeraSun Energy Corp.
9.375% 06/01/17	1,285,000	893,075
		893,075
Energy-Alternate Sources Total		893,075
Oil & Gas – 5.6%
Oil & Gas Drilling – 0.3%
Pride International, Inc.
7.375% 07/15/14	960,000	976,800
		976,800
Oil Companies-Exploration & Production – 4.6%
Chesapeake Energy Corp.
6.375% 06/15/15	1,600,000	1,532,000
7.500% 06/15/14	1,145,000	1,152,156
Cimarex Energy Co.
7.125% 05/01/17	1,120,000	1,114,400
Compton Petroleum Corp.
7.625% 12/01/13	1,840,000	1,800,900
KCS Energy, Inc.
7.125% 04/01/12	1,400,000	1,365,000
Newfield Exploration Co.
6.625% 04/15/16	1,135,000	1,081,088
OPTI Canada, Inc.
8.250% 12/15/14	1,750,000	1,802,500
PetroHawk Energy Corp.
7.875% 06/01/15 (b)	1,215,000	1,213,481
9.125% 07/15/13	340,000	353,600
Pioneer Natural Resources Co.
5.875% 07/15/16	1,450,000	1,333,591
Quicksilver Resources, Inc.
7.125% 04/01/16	1,780,000	1,735,500
Range Resources Corp.
7.500% 05/15/16	1,115,000	1,137,300
Southwestern Energy Co.
7.500% 02/01/18 (b)	2,430,000	2,455,039
		18,076,555

See Accompanying Notes to Financial Statements.

12

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Oil Refining & Marketing – 0.7%
Tesoro Corp.
6.625% 11/01/15	1,745,000	1,603,218
United Refining Co.
10.500% 08/15/12	1,295,000	1,236,725
		2,839,943
Oil & Gas Total		21,893,298
Oil & Gas Services – 0.2%
Seismic Data Collection – 0.2%
Seitel, Inc.
9.750% 02/15/14	880,000	796,400
		796,400
Oil & Gas Services Total		796,400
Pipelines – 2.0%
Atlas Pipeline Partners LP
8.125% 12/15/15	990,000	1,022,175
El Paso Corp.
6.875% 06/15/14	1,670,000	1,675,812
7.250% 06/01/18	1,960,000	1,967,350
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	990,000	916,987
MarkWest Energy Partners LP
6.875% 11/01/14	1,070,000	1,040,575
8.500% 07/15/16	745,000	777,594
Williams Companies, Inc.
6.375% 10/01/10 (b)	500,000	512,500
		7,912,993
Pipelines Total		7,912,993
Energy Total		36,481,991
Financials – 7.0%
Diversified Financial Services – 5.3%
Finance-Auto Loans – 2.2%
Ford Motor Credit Co.
7.800% 06/01/12	2,595,000	2,295,892
8.000% 12/15/16	1,385,000	1,162,741
GMAC LLC
6.875% 09/15/11	2,050,000	1,728,337
8.000% 11/01/31 (g)	4,565,000	3,497,160
		8,684,130
Investment Management/Advisor Service – 1.8%
LVB Acquisition Merger Sub, Inc.
11.625% 10/15/17 (b)	2,460,000	2,607,600
PIK, 10.375% 10/15/17 (b)	2,170,000	2,311,050

	Par (a)	Value ($)
Nuveen Investments, Inc.
10.500% 11/15/15 (b)	2,240,000	2,105,600
		7,024,250
Special Purpose Entity – 1.3%
FireKeepers Development Authority
13.875% 05/01/15 (b)	875,000	877,188
Goldman Sachs Capital II
5.793% 12/29/49 (c)	1,925,000	1,446,181
Targeted Return Index Securities Trust (TRAIN),
Series HY-1-2006,
7.117% 05/01/16 (b)(c)	2,760,000	2,725,610
		5,048,979
Diversified Financial Services Total		20,757,359
Insurance – 1.0%
Insurance Brokers – 0.4%
HUB International Holdings, Inc.
10.250% 06/15/15 (b)	1,335,000	987,900
USI Holdings Corp.
9.750% 05/15/15 (b)	905,000	733,050
		1,720,950
Property/Casualty Insurance – 0.6%
Asurion Corp.
9.198% 07/02/15	756,638	702,412
9.284% 07/02/15 (c)(e)	783,362	727,221
Crum & Forster Holdings Corp.
7.750% 05/01/17	860,000	821,300
		2,250,933
Insurance Total		3,971,883
Real Estate Investment Trusts (REITs) – 0.7%
REITS-Hotels – 0.5%
Host Marriott LP
6.750% 06/01/16	1,840,000	1,784,800
		1,784,800
REITS-Regional Malls – 0.2%
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (b)	920,000	823,871
		823,871
Real Estate Investment Trusts (REITs) Total		2,608,671
Financials Total		27,337,913
Industrials – 12.2%
Aerospace & Defense – 0.8%
Aerospace/Defense-Equipment – 0.4%
DRS Technologies, Inc.
6.875% 11/01/13	1,685,000	1,722,913
		1,722,913

See Accompanying Notes to Financial Statements.

13

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Electronics-Military – 0.4%
L-3 Communications Corp.
6.375% 10/15/15	1,395,000	1,344,431
		1,344,431
Aerospace & Defense Total		3,067,344
Electrical Components & Equipment – 0.7%
Wire & Cable Products – 0.7%
Belden, Inc.
7.000% 03/15/17	1,675,000	1,633,125
General Cable Corp.
5.073% 04/01/15 (c)	635,000	568,325
7.125% 04/01/17	635,000	619,125
		2,820,575
Electrical Components & Equipment Total		2,820,575
Electronics – 0.7%
Electronic Components-Miscellaneous – 0.7%
Flextronics International Ltd.
6.250% 11/15/14	735,000	701,925
7.394% 10/01/14 (b)(e)	725,944	672,103
7.396% 10/01/14 (b)(e)	46,958	43,475
7.455% 10/01/14 (b)(e)	222,098	205,626
NXP BV/NXP Funding LLC
9.500% 10/15/15	1,160,000	1,094,750
		2,717,879
Electronics Total		2,717,879
Engineering & Construction – 0.3%
Building & Construction-Miscellaneous – 0.3%
Esco Corp.
8.625% 12/15/13 (b)	945,000	949,725
		949,725
Engineering & Construction Total		949,725
Environmental Control – 1.2%
Non-Hazardous Waste Disposal – 0.7%
Allied Waste North America, Inc.
7.125% 05/15/16	900,000	884,250
7.875% 04/15/13	1,940,000	1,983,650
		2,867,900
Recycling – 0.5%
Aleris International, Inc.
10.000% 12/15/16	1,245,000	893,288
PIK, 9.000% 12/15/14	1,155,000	944,212
		1,837,500
Environmental Control Total		4,705,400

	Par (a)	Value ($)
Hand/Machine Tools – 0.2%
Machinery-Electrical – 0.2%
Baldor Electric Co.
8.625% 02/15/17	915,000	933,300
		933,300
Hand/Machine Tools Total		933,300
Machinery-Construction & Mining – 0.6%
Terex Corp.
8.000% 11/15/17	2,345,000	2,397,762
		2,397,762
Machinery-Construction & Mining Total		2,397,762
Machinery-Diversified – 0.7%
Machinery-General Industry – 0.4%
Manitowoc Co., Inc.
7.125% 11/01/13	1,520,000	1,466,800
		1,466,800
Machinery-Material Handling – 0.3%
Columbus McKinnon Corp.
8.875% 11/01/13	1,190,000	1,246,525
		1,246,525
Machinery-Diversified Total		2,713,325
Miscellaneous Manufacturing – 2.1%
Diversified Manufacturing Operators – 1.6%
Bombardier, Inc.
6.300% 05/01/14 (b)	1,981,000	1,941,380
8.000% 11/15/14 (b)	1,000,000	1,050,000
Koppers Holdings, Inc.
(d) 11/15/14 (9.875% 11/15/09)	1,400,000	1,288,000
Trinity Industries, Inc.
6.500% 03/15/14	1,836,000	1,808,460
		6,087,840
Miscellaneous Manufacturing – 0.5%
American Railcar Industries, Inc.
7.500% 03/01/14	1,175,000	1,098,625
TriMas Corp.
9.875% 06/15/12	1,161,000	1,079,730
		2,178,355
Miscellaneous Manufacturing Total		8,266,195
Packaging & Containers – 2.5%
Containers-Metal/Glass – 1.4%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	2,210,000	2,320,500

See Accompanying Notes to Financial Statements.

14

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	1,470,000	1,521,450
Owens-Illinois, Inc.
7.500% 05/15/10	1,480,000	1,509,600
		5,351,550
Containers-Paper/Plastic – 1.1%
Berry Plastics Holding Corp.
10.250% 03/01/16	1,520,000	1,216,000
Jefferson Smurfit Corp.
8.250% 10/01/12	1,705,000	1,568,600
Solo Cup Co.
8.500% 02/15/14	1,875,000	1,668,750
		4,453,350
Packaging & Containers Total		9,804,900
Transportation – 2.4%
Transportation-Marine – 0.9%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	1,805,000	1,859,150
Ship Finance International Ltd.
8.500% 12/15/13	1,155,000	1,183,875
Stena AB
7.500% 11/01/13	695,000	695,000
		3,738,025
Transportation-Railroad – 0.5%
TFM SA de CV
9.375% 05/01/12	1,755,000	1,833,975
		1,833,975
Transportation-Services – 0.8%
CHC Helicopter Corp.
7.375% 05/01/14	2,070,000	2,095,875
PHI, Inc.
7.125% 04/15/13	1,085,000	1,047,025
		3,142,900
Transportation-Trucks – 0.2%
QDI LLC
9.000% 11/15/10	990,000	693,000
		693,000
Transportation Total		9,407,900
Industrials Total		47,784,305
Technology – 2.0%
Computers – 0.8%
Computer Services – 0.8%
Sungard Data Systems, Inc.
9.125% 08/15/13	3,020,000	3,110,600
		3,110,600
Computers Total		3,110,600

	Par (a)	Value ($)
Semiconductors – 1.2%
Electronic Components-Semiconductors – 1.2%
Amkor Technology, Inc.
9.250% 06/01/16	1,190,000	1,181,075
Freescale Semiconductor, Inc.
PIK, 9.125% 12/15/14	4,220,000	3,618,650
		4,799,725
Semiconductors Total		4,799,725
Technology Total		7,910,325
Utilities – 7.3%
Electric – 6.9%
Electric-Generation – 2.0%
AES Corp.
7.750% 03/01/14	1,460,000	1,460,000
8.000% 10/15/17	855,000	858,206
Edison Mission Energy
7.000% 05/15/17	2,225,000	2,174,938
Intergen NV
9.000% 06/30/17 (b)	3,225,000	3,386,250
		7,879,394
Electric-Integrated – 2.2%
CMS Energy Corp.
6.875% 12/15/15	1,200,000	1,191,502
Energy Future Holdings Corp.
10.875% 11/01/17 (b)	1,970,000	2,053,725
Texas Competitive Electric Holdings Co.,
PIK, 10.500% 11/01/16 (b)	5,450,000	5,504,500
		8,749,727
Independent Power Producer – 2.7%
Dynegy Holdings, Inc.
7.125% 05/15/18	2,450,000	2,260,125
7.750% 06/01/19	800,000	758,000
Mirant North America LLC
7.375% 12/31/13	1,225,000	1,234,188
NRG Energy, Inc.
7.250% 02/01/14	960,000	940,800
7.375% 02/01/16	1,065,000	1,038,375
7.375% 01/15/17	1,495,000	1,461,362
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	1,535,000	1,515,812
Reliant Energy, Inc.
7.875% 06/15/17	1,180,000	1,185,900
		10,394,562
Electric Total		27,023,683

See Accompanying Notes to Financial Statements.

15

Columbia High Yield Opportunity Fund

May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par (a)	Value ($)
Independent Power Producers – 0.4%
Electric-Integrated – 0.4%
Mirant Americas Generation LLC
8.500% 10/01/21	1,575,000	1,519,875
		1,519,875
Independent Power Producers Total		1,519,875
Utilities Total		28,543,558
Total Corporate Fixed-Income Bonds & Notes (Cost of $375,829,693)		355,767,330
Municipal Bonds – 1.2%
California – 0.9%
CA Cabazon Band Mission Indians
13.000% 10/01/11	3,250,000	3,413,833
California Total		3,413,833
Virginia – 0.3%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	1,565,000	1,351,847
Virginia Total		1,351,847
Total Municipal Bonds (Cost of $4,156,557)		4,765,680
Common Stocks – 0.3%
	Shares
Consumer Discretionary – 0.3%
Hotels, Restaurants & Leisure – 0.1%
Town Sports International
Holdings, Inc. (i)	31,000	258,230
Hotels, Restaurants & Leisure Total		258,230
Media – 0.2%
Idearc, Inc.	35,000	140,700
Spanish Broadcasting System (i)	210,000	296,100
Warner Music Group Corp.	35,000	314,650
Media Total		751,450
Consumer Discretionary Total		1,009,680
Industrials – 0.0%
Commercial Services & Supplies – 0.0%
Fairlane Management Corp. (h)(j)	50,004	–
Commercial Services & Supplies Total		–

	Shares	Value ($)
Road & Rail – 0.0%
Quality Distribution, Inc. (i)	13,439	47,036
Road & Rail Total		47,036
Industrials Total		47,036
Materials – 0.0%
Metals & Mining – 0.0%
Ormet Corp. (i)	380	2,892
Metals & Mining Total		2,892
Materials Total		2,892
Total Common Stocks (Cost of $2,997,699)		1,059,608
Preferred Stock – 0.0%
Communications – 0.0%
Media – 0.0%
PTV Inc.
Series A, 10.000% 01/10/23	18	8
Media Total		8
Communications Total		8
Total Preferred Stock (Cost of $-)		8
Warrants – 0.0%
	Units
Communications – 0.0%
Media – 0.0%
Broadcast Services/Programs – 0.0%
XM Satellite Radio Holdings, Inc.
Expires 03/15/10 (b)(i)	2,435	3,653
		3,653
Media Total		3,653
Telecommunication Services – 0.0%
Jazztel PLC
Expires 07/15/10 (h)(j)	1,435	–
		–
Telecommunication Services Total		–
Communications Total		3,653

See Accompanying Notes to Financial Statements.

16

Columbia High Yield Opportunity Fund

May 31, 2008

Warrants (continued)
	Units	Value ($)
Consumer Non-Cyclical – 0.0%
Food – 0.0%
Food-Retail – 0.0%
Pathmark Stores Inc.
Expires 09/19/10 (h)(i)	58,758	4,705
		4,705
Food Total		4,705
Consumer Non-Cyclical Total		4,705
Total Warrants (Cost of $7,581,497)		8,358
Short-Term Obligation – 6.0%
	Par (a)
Repurchase agreement with Fixed Income Clearing Corp., dated 05/30/08, due 06/02/08 at 2.130%, collateralized by a U.S. Government Agency Obligation maturing 07/17/13, market value $23,797,069 (repurchase proceeds $23,332,141)	23,328,000	23,328,000
Total Short-Term Obligation (Cost of $23,328,000)		23,328,000
Total Investments – 98.7% (Cost of $413,893,446) (k)		384,928,984
Other Assets & Liabilities, Net – 1.3%		5,100,623
Net Assets – 100.0%		390,029,607

Notes to Investment Portfolio:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, these securities, which are not illiquid except for those in the following table, amounted to $77,617,137, which represents 19.9% of net assets.

Security	Acquisition Date	Par/Units			Cost	Value
Ace Cash
Express, Inc.
10.250% 10/01/14	09/26/06 -		$1,025,000		$1,034,225	$794,375
	09/27/06
Hayes Lemmerz Finance Luxembourg SA 8.250% 06/15/15	05/30/07	EUR		1,290,000	1,747,859	1,706,883
Local TV Finance LLC 9.250% 06/15/15	05/07/07		930,000		933,182	748,650
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07		855,000		855,000	818,663
Seminole Indian
Tribe of Florida
7.804% 10/01/20	09/26/07 -		2,000,000		2,028,200	1,919,960
	10/04/07
XM Satellite Radio Holdings, Inc. Expires 03/15/10	10/21/02		2,435		300,101	3,653
						$5,992,184

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2008.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(e)  Loan participation agreement.

(f)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2008, the value of this security amounted to $586,500, which represents 0.2% of net assets.

(g)  A portion of this security is pledged as collateral for credit default swaps. At May 31, 2008, the value of this security amounted to $1,340,642, which represents 0.3% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)  Non-income producing

(j)  Security has no value.

(k)  Cost for federal income tax purposes is $414,711,338.

See Accompanying Notes to Financial Statements.

17

Columbia High Yield Opportunity Fund

May 31, 2008

Credit default swaps outstanding on May 31, 2008 are:

Swap Counterparty	Reference Obligation	Buy/Sell Protection	Fixed Rate	Expiration Date	Notional Amount	Net Unrealized Depreciation
Morgan Stanley	Ford Motor Co.,
	7.45% 07/16/31	Sell	3.000%	06/20/09	$1,750,000	$(67,808)

Forward foreign currency exchange contracts outstanding on May 31, 2008 are:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$2,478,305	$2,501,598	06/27/08	$23,293
EUR	3,029,480	3,044,174	06/30/08	14,694
				$37,987

At May 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Corporate Fixed-Income Bonds & Notes	91.2
Municipal Bonds	1.2
Common Stocks	0.3
Preferred Stock	—	*
Warrants	—	*
	92.7
Short-Term Obligation	6.0
Other Assets & Liabilities, Net	1.3
	100.0

*  Rounds to less than 0.01%.

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

18

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund
May 31, 2008

		($)
Assets	Investments, at cost	413,893,446
	Investments, at value	384,928,984
	Cash	913,875
	Cash collateral for swap contracts	9,995
	Unrealized appreciation on forward foreign currency exchange contracts	37,987
	Receivable for:
	Fund shares sold	765,761
	Interest	8,340,756
	Expense reimbursement due from Investment Advisor	19,549
	Trustees' deferred compensation plan	63,180
	Other assets	11,352
	Total Assets	395,091,439
Liabilities	Unrealized depreciation on swap contracts	67,808
	Payable for:
	Investments purchased	2,194,946
	Fund shares repurchased	808,933
	Distributions	1,259,678
	Investment advisory fee	203,006
	Transfer agent fee	70,730
	Pricing and bookkeeping fees	14,746
	Merger expense	75,070
	Trustees' fees	3,526
	Custody fee	3,364
	Distribution and service fees	108,912
	Chief compliance officer expenses	103
	Trustees' deferred compensation plan	63,180
	Other liabilities	187,830
	Total Liabilities	5,061,832
	Net Assets	390,029,607
Net Assets Consist of	Paid-in capital	815,684,947
	Overdistributed net investment income	(445,618)
	Accumulated net realized loss	(396,215,436)
	Net unrealized appreciation (depreciation) on:
	Investments	(28,964,462)
	Foreign currency translations	37,984
	Swap contracts	(67,808)
	Net Assets	390,029,607
Class A	Net assets	205,330,154
	Shares outstanding	49,255,827
	Net asset value per share	4.17 (a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($4.17/0.9525)	4.38 (b)
Class B	Net assets	46,732,177
	Shares outstanding	11,210,010
	Net asset value and offering price per share	4.17 (a)
Class C	Net assets	15,202,013
	Shares outstanding	3,646,709
	Net asset value and offering price per share	4.17 (a)
Class Z	Net assets	122,765,263
	Shares outstanding	29,450,167
	Net asset value, offering and redemption price per share	4.17

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

19

Statement of Operations – Columbia High Yield Opportunity Fund
For the Year Ended May 31, 2008

		($)
Investment Income	Dividends	114,068
	Interest	30,294,430
	Total Investment Income	30,408,498
Expenses	Investment advisory fee	2,186,530
	Distribution fee:
	Class B	477,680
	Class C	130,557
	Service fee:
	Class A	575,279
	Class B	159,412
	Class C	43,579
	Transfer agent fee	516,797
	Pricing and bookkeeping fees	123,138
	Trustees' fees	35,437
	Custody fee	18,488
	Merger expenses	75,070
	Chief compliance officer expenses	978
	Other expenses	269,727
	Expenses before interest expense	4,612,672
	Interest expense	5,299
	Total Expenses	4,617,971
	Fees and expenses waived or reimbursed by Investment Advisor	(19,549)
	Fees waived by Distributor—Class C	(25,966)
	Expense reductions	(12,252)
	Net Expenses	4,560,204
	Net Investment Income	25,848,294
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Swap Contracts
	Net realized loss on:
	Investments	(13,512,757)
	Foreign currency transactions	(765,558)
	Swap contracts	(559,294)
	Net realized loss	(14,837,609)
	Net change in unrealized appreciation (depreciation) on:
	Investments	(28,033,203)
	Foreign currency translations	22,140
	Swap contracts	(7,758)
	Net change in unrealized depreciation	(28,018,821)
	Net Loss	(42,856,430)
	Net Decrease Resulting from Operations	(17,008,136)

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	25,848,294	28,522,454
	Net realized gain (loss) on investments, foreign currency transactions and swap contracts	(14,837,609)	4,095,745
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and swap contracts	(28,018,821)	17,295,074
	Net Increase (Decrease) Resulting from Operations	(17,008,136)	49,913,273
Distributions to Shareholders	From net investment income:
	Class A	(16,611,706)	(19,766,228)
	Class B	(4,128,494)	(7,472,305)
	Class C	(1,155,259)	(1,512,712)
	Class Z	(3,948,285)	(939,055)
	Total Distributions to Shareholders	(25,843,744)	(29,690,300)
Share Transactions	Class A
	Subscriptions	54,352,652	67,069,977
	Distributions reinvested	8,972,971	9,857,418
	Redemptions	(99,550,216)	(65,163,606)
	Net Increase (Decrease)	(36,224,593)	11,763,789
	Class B
	Subscriptions	2,244,545	3,505,305
	Distributions reinvested	2,195,896	3,800,111
	Redemptions	(37,589,715)	(58,815,624)
	Net Decrease	(33,149,274)	(51,510,208)
	Class C
	Subscriptions	1,248,070	2,101,755
	Distributions reinvested	669,392	847,315
	Redemptions	(5,562,715)	(5,939,859)
	Net Decrease	(3,645,253)	(2,990,789)
	Class Z
	Subscriptions	45,506,444	19,596,687
	Proceeds received in connection with merger	64,553,210	—
	Distributions reinvested	801,915	599,655
	Redemptions	(14,982,007)	(2,769,706)
	Net Increase	95,879,562	17,426,636
	Net Increase (Decrease) from Share Transactions	22,860,442	(25,310,572)
	Total Decrease in Net Assets	(19,991,438)	(5,087,599)
Net Assets	Beginning of period	410,021,045	415,108,644
	End of period	390,029,607	410,021,045
	Overdistributed net investment income at end of period	(445,618)	(439,691)

See Accompanying Notes to Financial Statements.

21

Statement of Changes in Net Assets (continued) – Columbia High Yield Opportunity Fund

		Year Ended May 31,
		2008	2007
Changes in Shares	Class A
	Subscriptions	12,299,836	14,781,112
	Issued for distributions reinvested	2,077,408	2,148,011
	Redemptions	(22,488,918)	(14,211,150)
	Net Increase (Decrease)	(8,111,674)	2,717,973
	Class B
	Subscriptions	503,592	763,602
	Issued for distributions reinvested	506,374	830,478
	Redemptions	(8,601,692)	(12,847,202)
	Net Decrease	(7,591,726)	(11,253,122)
	Class C
	Subscriptions	285,522	457,969
	Issued for distributions reinvested	154,770	184,764
	Redemptions	(1,275,290)	(1,295,605)
	Net Decrease	(834,998)	(652,872)
	Class Z
	Subscriptions	10,621,856	4,176,173
	Issued in connection with merger	16,005,215	—
	Issued for distributions reinvested	187,362	130,624
	Redemptions	(3,554,231)	(605,621)
	Net Increase	23,260,202	3,701,176

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class A Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$4.72		$4.50		$4.56		$4.54		$4.30
Income from Investment Operations:
Net investment income (a)	0.31		0.33		0.33		0.35		0.35
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	(0.55)		0.23		(0.03)		0.05		0.21
Total from Investment Operations	(0.24)		0.56		0.30		0.40		0.56
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.34)		(0.36)		(0.38)		(0.32)
Net Asset Value, End of Period	$4.17		$4.72		$4.50		$4.56		$4.54
Total return (b)	(5.03	)%(c)	12.98%		6.70	%(c)	8.93	%(d)	13.30	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.13%		1.12%		1.12%		1.15%		1.19%
Interest expense	—	%(f)	—	%(f)	—		—		—
Net expenses (e)	1.13%		1.12%		1.12%		1.15%		1.19%
Waiver/Reimbursement	0.01%		—		0.02%		—		0.01%
Net investment income (e)	7.23%		7.19%		7.28%		7.55%		7.65%
Portfolio turnover rate	50%		75%		61%		67%		75%
Net assets, end of period (000's)	$205,330		$270,866		$245,713		$273,104		$325,658

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class B Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$4.72		$4.50		$4.56		$4.54		$4.30
Income from Investment Operations:
Net investment income (a)	0.28		0.29		0.30		0.32		0.31
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	(0.55)		0.24		(0.04)		0.05		0.22
Total from Investment Operations	(0.27)		0.53		0.26		0.37		0.53
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.31)		(0.32)		(0.35)		(0.29)
Net Asset Value, End of Period	$4.17		$4.72		$4.50		$4.56		$4.54
Total return (b)	(5.73	)%(c)	12.15%		5.91	%(c)	8.13	%(d)	12.46	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.88%		1.87%		1.87%		1.90%		1.94%
Interest expense	—	%(f)	—	%(f)	—		—		—
Net expenses (e)	1.88%		1.87%		1.87%		1.90%		1.94%
Waiver/Reimbursement	0.01%		—		0.02%		—		0.01%
Net investment income (e)	6.47%		6.46%		6.55%		6.80%		6.90%
Portfolio turnover rate	50%		75%		61%		67%		75%
Net assets, end of period (000's)	$46,732		$88,774		$135,122		$194,460		$252,415

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class C Shares	2008		2007		2006	2005		2004
Net Asset Value, Beginning of Period	$4.72		$4.50		$4.56	$4.54		$4.30
Income from Investment Operations:
Net investment income (a)	0.29		0.30		0.31	0.33		0.32
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	(0.55)		0.23		(0.04)	0.04		0.21
Total from Investment Operations	(0.26)		0.53		0.27	0.37		0.53
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.31)		(0.33)	(0.35)		(0.29)
Net Asset Value, End of Period	$4.17		$4.72		$4.50	$4.56		$4.54
Total return (b)(c)	(5.59)%		12.31%		6.07%	8.29	%(d)	12.63%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.73%		1.72%		1.72%	1.75%		1.79%
Interest expense	—	%(f)	—	%(f)	—	—		—
Net expenses (e)	1.73%		1.72%		1.72%	1.75%		1.79%
Waiver/Reimbursement	0.16%		0.15%		0.17%	0.15%		0.16%
Net investment income (e)	6.63%		6.60%		6.70%	6.95%		7.05%
Portfolio turnover rate	50%		75%		61%	67%		75%
Net assets, end of period (000's)	$15,202		$21,161		$23,084	$30,366		$46,322

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class Z Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$4.72		$4.50		$4.56		$4.54		$4.30
Income from Investment Operations:
Net investment income (a)	0.31		0.34		0.34		0.37		0.36
Net realized and unrealized gain (loss) on investments, foreign currency and swap contracts	(0.54)		0.23		(0.03)		0.04		0.21
Total from Investment Operations	(0.23)		0.57		0.31		0.41		0.57
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.35)		(0.37)		(0.39)		(0.33)
Net Asset Value, End of Period	$4.17		$4.72		$4.50		$4.56		$4.54
Total return (b)	(4.79	)%(c)	13.26%		6.97	%(c)	9.21	%(d)	13.58	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.88%		0.87%		0.87%		0.90%		0.94%
Interest expense	—	%(f)	—	%(f)	—		—		—
Net expenses (e)	0.88%		0.87%		0.87%		0.90%		0.94%
Waiver/Reimbursement	0.01%		—		0.02%		—		0.01%
Net investment income (e)	7.47%		7.44%		7.53%		7.80%		7.92%
Portfolio turnover rate	50%		75%		61%		67%		75%
Net assets, end of period (000's)	$122,766		$29,220		$11,190		$12,829		$14,194

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

26

Notes to Financial Statements – Columbia High Yield Opportunity Fund
May 31, 2008

Note 1. Organization

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swaps are marked to market daily based upon quotations from market makers or pricing services. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such

27

Columbia High Yield Opportunity Fund, May 31, 2008

securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from any collateral supporting the loan which it has purchased from the Selling Participant.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

28

Columbia High Yield Opportunity Fund, May 31, 2008

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront premium as the protection seller or make an upfront premium as the protection buyer.

Credit default swaps are marked to market daily and any change is recorded as unrealized appreciation/depreciation on the Fund's Statement of Assets and Liabilities. Periodic payments and premiums received or made are amortized and recorded as realized gain or loss on the Statement of Operations, respectively. Gains or losses are realized as a result of a credit event or termination of the contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund's custodian in compliance with the terms of the swap contracts.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

29

Columbia High Yield Opportunity Fund, May 31, 2008

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for post October loss deferral, paydowns, discount accretion/premium amortization on debt securities, Section 988 bond bifurcation and expired capital loss carryforwards were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(10,477)	$20,556,577	$(20,546,100)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2008 and May 31, 2007 was as follows:

	May 31,
Distributions paid from	2008	2007
Ordinary Income*	$25,843,744	$29,690,300
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$1,467,899	$—	$(29,782,354)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

30

Columbia High Yield Opportunity Fund, May 31, 2008

Unrealized appreciation and depreciation at May 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$5,244,519
Unrealized depreciation	(35,026,873)
Net unrealized depreciation	$(29,782,354)

The following capital loss carryforwards, determined as of May 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$161,251,744
2010	176,667,427
2011	21,122,366
2012	1,461,417
2013	3,855,569
2014	7,033,993
2015	6,703,180
2016	378,711
Total	$378,474,407

Capital loss carryforwards of $37,575,496 expired during the year ended May 31, 2008.

The availability of a portion of the capital loss carryforwards acquired by the Fund as a result of its merger with High Yield Fund has been limited in certain years and has been excluded from the schedule of available loss carryforwards above.

Of the capital loss carryforwards attributable to the Fund, $870,077, expiring May 31, 2009, was obtained in the merger with Stein Roe High Yield Fund and $65,203,252 ($164,027 expiring May 31, 2009, $17,456,849 expiring May 31, 2010, $40,103,941 expiring May 31, 2011, $1,461,417 expiring May 31, 2012 and $6,017,018 expiring May 31, 2013) was obtained in the merger with High Yield Fund (see Note 10). Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2008, post-October capital losses of $17,581,422 attributed to security transactions were deferred to June 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective November 30, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia

31

Columbia High Yield Opportunity Fund, May 31, 2008

receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended May 31, 2008, the Fund's effective investment advisory fee rate was 0.60% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended May 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated $8,212.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended May 31, 2008, these minimum account balance fees reduced total expenses by $8,572.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund.

32

Columbia High Yield Opportunity Fund, May 31, 2008

For the year ended May 31, 2008, the Distributor retained net underwriting discounts of $9,606 on sales of the Fund's Class A shares and received net CDSC fees of $106, $120,102 and $1,294 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fee Waivers and Expense Reimbursements

Effective January 1, 2008, Columbia has contractually agreed to waive fees and/or reimburse the Fund for certain expenses through September 30, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.87% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after September 30, 2009.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended May 31, 2008, these custody credits reduced total expenses by $3,680 for the Fund.

Note 6. Portfolio Information

For the year ended May 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $172,226,400 and $219,366,524, respectively, of which $— and $2,652,834, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee based on the unused portion of the committed line of credit of 0.10% per annum is charged and apportioned among the participating funds based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may

33

Columbia High Yield Opportunity Fund, May 31, 2008

charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended May 31, 2008, the average daily loan balance outstanding on days where borrowing existed was $18,500,000 at a weighted average interest rate of 5.16%.

Note 8. Shares of Beneficial Interest

As of May 31, 2008, the Fund had one shareholder that held 11.4% of the Fund's shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

As of May 31, 2008, the Fund had two shareholders that held 17.8% of the Fund's shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

34

Columbia High Yield Opportunity Fund, May 31, 2008

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

As of March 24, 2008, High Yield Fund, a series of Excelsior Funds Trust merged into Columbia High Yield Opportunity Fund. Columbia High Yield Opportunity Fund received a tax-free transfer of assets from High Yield Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Appreciation*
16,005,215	$64,553,210	$4,926,140

Net Assets of Columbia High Yield Opportunity Fund Prior to Combination	Net Assets of High Yield Fund Immediately Prior to Combination	Net Assets of Columbia High Yield Opportunity Fund Immediately After Combination
$376,627,791	$64,553,210	$441,181,001

*  Unrealized appreciation is included in the Net Assets Received.

35

Report of Independent Registered Public Accounting Firm

Columbia High Yield Opportunity Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations for the year then ended and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2008, the results of its operations, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2008

36

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President—Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

37

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). 83, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997, President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

38

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

39

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, October 2003—May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, April 2003—December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

40

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting from April 2002 to October 2004.

41

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Important Information About This Report – Columbia High Yield Opportunity Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Opportunity Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

45

Columbia Management®

Columbia High Yield Opportunity Fund

Annual Report, May 31, 2008

PRSRT STD
U.S. Postage
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Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/153468-0508 (07/08) 08/50379

Columbia Management®

Annual Report

May 31, 2008

Columbia Strategic Income Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of contents

Economic Update	1

Fund Profile	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Managers' Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	21

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	25

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	40

Fund Governance	41

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund's investment strategies, performance, and how that performance compared to the broader market. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the Economic Update and Portfolio Managers' Report. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past year and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the fund's investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Strategic Income Fund

Although economic growth was strong at the beginning of the 12-month period that began June 1, 2007 and ended May 31, 2008, it slowed to a pace of less than 1.0% into 2008. The most severe housing downturn in decades continued to take a toll on growth. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Energy prices soared to record highs and food prices rose, raising concerns about inflation. Consumer confidence sank to a 16-year low, as measured by the Conference Board. Weakening business and job conditions further dimmed the outlook for consumers.

Consumer spending growth slowed during the period but remained more resilient than most economists expected even though job growth ground to a halt. Approximately 300,000 job losses were reported in the first five months of 2008, and the unemployment rate spiked to 5.5% in May, one full percentage point higher than it was at the beginning of the period. Manufacturing activity also slowed, but appeared to stabilize in May, one positive indicator that weakness might be contained. Federal tax rebates also began to arrive in May, raising hopes for a boost in consumer spending, which could help avert a recession.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 5.25% to 2.0% during the 12-month period. After seven rate cuts, the Fed acknowledged that downside risks to growth remained but also that uncertainty about the inflation outlook had continued to increase and that it would be necessary to continue to monitor inflation developments carefully.

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices generally rose and yields declined as economic growth slowed in 2007 and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% in 2008, it remained well below where it started the period, at 4.9%. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned 6.89%. High-yield bonds did not perform well in 2007 but regained some ground in 2008. The Credit Suisse High Yield Index returned negative 1.23%. Municipal bonds generated solid returns during most of the period, but gave back some performance early in 2008 as industry-specific events threatened investor confidence. In February, yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell—in a difficult month for the sector. In this environment, the Lehman Brothers Municipal Bond Index returned 3.87% for the one-year period.1

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 6.70% for the 12-month period, as measured by the S&P 500 Index. Large-cap stocks held up better than small- and mid-cap stocks, as measured by their respective Russell indices.2 Growth stocks also held up better than value stocks by a significant margin. As the dollar fell to a record low against the euro and multi-year lows versus a number of other currencies, investors reaped somewhat better results from investments outside the U.S. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 2.53% (in U.S. dollars) for the period, as a weak second half wiped out solid gains that had been posted in first half of the 12-month period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 22.00% (in U.S. dollars) as demand for exports as well as domestic infrastructure expansion continued.3

Past performance is no guarantee of future results.

1The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with maturities of at least one year.

2The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

3The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period ended May 31, 2008

■   Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Credit Suisse High Yield Index.

Lehman Index	Credit Suisse Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 6.70%. Stock markets in developed countries outside the United States returned negative 2.53%, as measured (in U.S. dollars) by the MSCI EAFE Index. A declining dollar helped offset losses.

S&P Index	MSCI Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Profile – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 05/31/08

+4.47%

Class A shares (without sales charge)

+6.90%

Lehman Brothers Government/Credit Bond Index

Morningstar Style Box

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■  For the 12-month period that ended May 31, 2008, the fund's Class A shares returned 4.47% without sales charge.

■  The fund outperformed the average return of its peer group, the Lipper Multi-Sector Income Funds Classification,1 but trailed its benchmark, the Lehman Brothers Government/Credit Bond Index.2

■  Exposure to developed market non-U.S. government bonds aided returns, while investments in the high-yield sector were detractors. An overweight in the U.S. government bond sector helped performance versus the average return of the Lipper peer group, while an underweight in U.S. Treasuries hampered returns relative to its benchmark.

Portfolio Management

Laura A. Ostrander has managed or co-managed Columbia Strategic Income Fund since September 2000, and has been associated with the advisor or its predecessors or affiliate organizations since December 1996.

Kevin L. Cronk, CFA has co-managed the fund since June 2005, and has been associated with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe, CFA has co-managed the fund since June 2005, and has been associated with the advisor or its predecessors or affiliate organizations since February 1999.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Lehman Brothers Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Strategic Income Fund

Growth of a $10,000 investment 06/01/98 – 05/31/08 ($)

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index tracks the performance of US government and corporate bonds rated investment grade or better with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 06/01/98 – 05/31/08 ($)

Sales charge	without	with
Class A	17,301	16,479
Class B	16,054	16,054
Class C	16,291	16,291
Class J	16,701	16,200
Class Z	17,579	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.96
Class B	1.71
Class C	1.71
Class J	1.32
Class Z	0.72

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 05/31/08 (%)

Share class	A		B		C		J		Z
Inception	04/21/77		05/15/92		07/01/97		11/02/98		01/29/99
Sales charge	without	with	without	with	without	with	without	with	without
1-year	4.47	–0.49	3.86	–1.07	3.84	2.86	4.09	0.96	4.77
5-year	6.54	5.51	5.75	5.44	5.90	5.90	6.14	5.50	6.78
10-year	5.63	5.12	4.85	4.85	5.00	5.00	5.26	4.94	5.80

Average annual total return as of 06/30/08 (%)

Share class	A		B		C		J		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	4.28	–0.67	3.67	–1.25	3.65	2.67	3.89	0.77	4.58
5-year	6.15	5.12	5.36	5.05	5.51	5.51	5.75	5.10	6.38
10-year	5.53	5.02	4.74	4.74	4.90	4.90	5.15	4.83	5.70

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares and 3.00% for Class J shares, the applicable contingent deferred sales charge of 5.00% in the first year declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns shown for the Fund's Class J and Class Z shares include the returns of the Fund's Class A shares for periods prior to November 2, 1998 and January 29, 1999, respectively, the date on which the Fund's Class J and Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without a sales charge. The returns shown have not been adjusted to reflect any differences in expenses between Class J or Class Z shares and Class A shares of the Fund. If differences in expenses had been reflected, the returns shown for Class J shares for periods prior to November 2, 1998 would have been lower and the returns shown for Class Z shares for periods prior to January 29, 1999 would have been higher.

Understanding Your Expenses – Columbia Strategic Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

12/01/07 – 05/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,017.00	1,020.25	4.79	4.80	0.95
Class B	1,000.00	1,000.00	1,014.90	1,016.50	8.56	8.57	1.70
Class C	1,000.00	1,000.00	1,013.90	1,017.25	7.80	7.82	1.55
Class J	1,000.00	1,000.00	1,015.10	1,018.10	6.95	6.96	1.38
Class Z	1,000.00	1,000.00	1,018.40	1,021.50	3.53	3.54	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Strategic Income Fund

For the 12-month period that ended May 31, 2008, Class A shares of Columbia Strategic Income Fund returned 4.47% without sales charge. This was higher than the 1.65% average return of the fund's peer group, the Lipper Multi-Sector Income Funds Classification.1 We believe that the fund benefited from having larger stakes than its peer group in developed market foreign and U.S. government bonds. Both sectors posted strong gains as volatility in the financial markets prompted an investor flight to quality. The fund trailed its benchmark, the Lehman Brothers Government/Credit Bond Index,2 which returned 6.90% for the period. A sizable stake in high-yield bonds, which are not represented in the index, and an underweight versus the index in U.S. Treasuries hampered relative returns.

Foreign exposure gave a strong boost to returns

About 34% of the fund's net assets were in foreign government bonds, which are not included in the fund's benchmark, but produced robust gains as global yields declined. Bonds denominated in foreign currencies from developed markets represented about two-thirds of the fund's foreign allocation and returned over 15% for the year. The fund also owned emerging market debt, which returned only about 5% as global liquidity declined and investors became more risk averse. Emerging market debt detracted from the fund's return versus the fund's benchmark. However, the fund's above-average currency exposure helped as the U.S. dollar lost value against most other currencies.

U.S. government bonds also delivered strong gains

As the subprime mortgage market's problems triggered credit concerns and U.S. economic growth slowed, investors headed to safe havens. Among the biggest beneficiaries were U.S. government bonds, whose yields fell sharply, bolstering bond prices and putting returns well ahead of other fixed-income sectors. The best performers were 10-year Treasuries, which gained 10.7% for the year. Two-year Treasuries returned 7.7%, buoyed by the Federal Reserve's aggressive cuts in short-term interest rates. The fund's government bond weight was higher than its peer group, which was positive. However, a lower stake than the fund's benchmark in U.S. Treasuries hampered returns relative to that index. The fund had approximately 18.5% of its net assets in U.S. government issues compared to 59% in the index.

High-yield bonds were weak performers

High-yield issues, which accounted for over 28% of net assets, detracted from performance, as weak economic conditions made investors more risk averse. Within this sector, bonds with the lowest credit quality ratings (CCC) were the worst performers, while those with the highest credit quality ratings held up better. An underweight in the highest credit quality rated securities, as well as some company-specific disappointments, hindered returns. An overweight relative to the benchmark in

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

2The Lehman Brothers Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 05/31/08 ($)

Class A	5.91
Class B	5.91
Class C	5.91
Class J	5.89
Class Z	5.85

Distributions declared per share

06/01/07 – 05/31/08 ($)

Class A	0.36
Class B	0.31
Class C	0.32
Class J	0.34
Class Z	0.37

30-day SEC yields

as of 05/31/08 (%)

Class A	4.97
Class B	4.45
Class C	4.60
Class J	4.38
Class Z	5.46

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio Managers' Report (continued) – Columbia Strategic Income Fund

Maturity breakdown

as of 05/31/08 (%)

0-1 year	7.4
1-3 years	11.2
3-5 years	15.4
5-7 years	23.9
7-10 years	18.3
10-15 years	3.9
15-20 years	3.6
20-30 years	10.0
30 years and over	1.2
Other	5.1

Portfolio structure

as of 05/31/08 (%)

Corporate fixed-income bonds & notes	34.3
Foreign government obligations	33.9
U.S. government obligations	18.7
Mortgage-backed securities	6.0
U.S. government agencies	1.2
Asset-backed securities	1.1
Municipal bonds	0.3
Collateralized mortgage obligations	0.1
Other	4.4

Quality breakdown

as of 05/31/08 (%)

AAA	52.1
AA	0.1
A	3.6
BBB	7.1
BB	12.9
B	16.2
CCC	6.4
CC	0.1
Not Rated	0.8
Other	0.7

The fund is actively managed and the composition of its portfolio will change over time. Maturity breakdown, portfolio structure and quality breakdown are calculated as a percentage of total investments excluding securities lending collateral. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

the casino and gaming industry, which historically has performed well even during economic slowdowns, also hurt performance, reflecting investor concerns that slower consumer spending could result in loan defaults or late payments from companies with high debt levels. Among the better high-yield performers were energy and utility issues.

Slower global growth and more volatility is expected

Going forward, we think that U.S. financial markets could remain bumpy, as weak consumer spending, higher inflation expectations, deteriorating employment numbers and the housing slowdown continue to pressure economic growth. Volatility may result in periodic flights to quality, which would continue to help U.S. Treasuries. Major industrialized economies in Europe and Japan may see slowing economic growth, but we believe they have the potential to outpace U.S. growth in the near term. We do not expect yields on foreign government bonds to keep pace with yields on U.S. Treasuries in a declining interest rate environment, but we believe currencies should strengthen against the U.S. dollar. We believe that emerging market debt could be pressured by global liquidity concerns, while high-yield issues could be vulnerable to continued weakness in the economy. Until market conditions change, we plan to maintain the fund's positioning, with sizable stakes in U.S. Treasuries as well as the government bonds of foreign developed markets, denominated in their local currencies.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa. Investing in foreign fixed-income markets carries additional risks associated with foreign political and economic developments and changes in currency exchange rates.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investment Portfolio – Columbia Strategic Income Fund

May 31, 2008

Government & Agency Obligations – 53.4%

	Par ($)(a)		Value ($)
Foreign Government Obligations – 33.7%
Aries Vermoegensverwaltungs GmbH
7.750% 10/25/09 (b)	EUR	2,750,000	4,414,019
7.750% 10/25/09	EUR	2,500,000	4,012,745
Corp. Andina de Fomento
6.375% 06/18/09	EUR	4,350,000	6,764,316
European Investment Bank
0.751% 09/21/11 (c)	JPY	2,715,000,000	25,750,418
1.250% 09/20/12	JPY	1,135,000,000	10,693,494
5.500% 12/07/11	GBP	5,250,000	10,373,623
Export Development Canada
0.880% 09/22/08	JPY	1,875,000,000	17,793,700
Federal Republic of Brazil
6.000% 01/17/17		6,850,000	7,233,600
7.375% 02/03/15	EUR	6,950,000	11,846,130
8.750% 02/04/25		4,500,000	5,805,000
11.000% 08/17/40		12,400,000	16,870,200
12.500% 01/05/16	BRL	7,685,000	4,890,240
Federal Republic of Germany
4.250% 07/04/14	EUR	12,990,000	20,105,109
5.000% 07/04/12	EUR	6,585,000	10,478,495
6.000% 06/20/16	EUR	9,500,000	16,313,449
Government of Canada
4.000% 06/01/17	CAD	4,695,000	4,831,559
4.500% 06/01/15	CAD	9,760,000	10,425,204
5.000% 06/01/14	CAD	9,640,000	10,534,921
9.500% 06/01/10	CAD	12,380,000	14,016,961
Government of New Zealand
6.000% 11/15/11	NZD	6,300,000	4,822,161
Kingdom of Norway
5.500% 05/15/09	NOK	100,170,000	19,538,705
6.000% 05/16/11	NOK	97,330,000	19,419,086
Kingdom of Sweden
5.000% 01/28/09	SEK	112,860,000	18,881,785
6.750% 05/05/14	SEK	178,600,000	33,323,983
Kreditanstalt fuer Wiederaufbau
0.706% 08/08/11 (c)	JPY	1,170,000,000	11,100,228
New South Wales Treasury Corp.
5.500% 08/01/14	AUD	11,000,000	9,705,636
Pemex Project Funding Master Trust
5.750% 03/01/18 (b)		6,570,000	6,537,150
5.750% 03/01/18		3,800,000	3,781,000
6.625% 04/04/10	EUR	3,025,000	4,780,029
Philippine Government International Bond
9.500% 02/02/30		4,300,000	5,573,875
Province of Quebec
4.500% 12/01/16	CAD	8,710,000	8,879,098
6.000% 10/01/12	CAD	7,155,000	7,813,539
Queensland Treasury Corp.
6.000% 08/14/13	AUD	19,495,000	17,769,107
Republic of Chile
7.125% 01/11/12		3,000,000	3,253,080

	Par ($)(a)		Value ($)
Republic of Colombia
8.125% 05/21/24		8,525,000	10,315,250
9.750% 04/09/11		3,313,650	3,595,310
Republic of France
4.000% 04/25/13	EUR	16,290,000	24,903,456
4.250% 10/25/17	EUR	17,045,000	25,874,934
4.750% 10/25/12	EUR	15,400,000	24,262,816
Republic of Italy
4.250% 02/01/15	EUR	7,765,000	11,845,673
Republic of Panama
6.700% 01/26/36		6,900,000	7,210,500
8.875% 09/30/27		7,270,000	9,160,200
Republic of Peru
9.875% 02/06/15		8,700,000	11,005,500
Republic of Poland
4.750% 04/25/12	PLN	9,300,000	4,045,778
5.750% 03/24/10	PLN	36,900,000	16,795,419
Republic of South Africa
6.500% 06/02/14		3,650,000	3,805,125
13.000% 08/31/09	ZAR	9,073,333	1,207,600
13.000% 08/31/10	ZAR	10,853,334	1,468,367
13.000% 08/31/11	ZAR	9,073,333	1,248,592
Republic of Venezuela
7.000% 03/16/15	EUR	3,000,000	3,941,398
Russian Federation
7.500% 03/31/30		21,236,600	24,179,993
11.000% 07/24/18		5,752,000	8,223,462
12.750% 06/24/28		7,430,000	13,355,425
United Kingdom Treasury
5.000% 09/07/14	GBP	3,510,000	6,978,546
5.750% 12/07/09	GBP	2,550,000	5,104,839
8.000% 09/27/13	GBP	3,280,000	7,386,580
9.000% 07/12/11	GBP	5,350,000	11,773,114
United Mexican States
6.050% 01/11/40		2,350,000	2,314,750
6.750% 09/27/34		2,820,000	3,082,824
8.125% 12/30/19		11,020,000	13,571,130
8.375% 01/14/11		14,270,000	15,754,080
11.375% 09/15/16		7,590,000	10,701,900
Foreign Government Obligations Total			671,444,206
U.S. Government Agencies – 1.2%
Federal Home Loan Mortgage Corp.
5.125% 10/15/08 (d)		1,280,000	1,293,317
5.750% 03/15/09 (d)		1,010,000	1,034,195
6.750% 03/15/31 (d)		406,000	485,861
Federal National Mortgage Association
3.250% 08/15/08		8,000,000	8,013,512
4.375% 07/17/13 (d)		3,003,000	3,041,414
5.000% 09/15/08 (d)		10,000,000	10,082,710
U.S. Government Agencies Total			23,951,009

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Government & Agency Obligations (continued)

	Par ($)(a)		Value ($)
U.S. Government Obligations – 18.5%
U.S. Treasury Bonds
5.375% 02/15/31 (d)		29,000,000	31,621,339
7.500% 11/15/24 (d)		18,400,000	24,397,259
8.875% 02/15/19 (d)		21,827,000	30,334,422
10.625% 08/15/15 (d)		29,415,000	41,973,823
12.500% 08/15/14 (d)		52,151,000	58,152,433
U.S. Treasury Notes
4.000% 09/30/09 (d)		20,000,000	20,409,380
4.250% 09/30/12 (d)		40,000,000	41,543,760
5.000% 02/15/11 (d)		47,600,000	50,303,537
5.125% 06/30/08 (d)		10,000,000	10,026,560
5.125% 05/15/16 (d)		46,000,000	49,759,074
U.S. Treasury STRIPS
(e) 11/15/08 (d)		7,000,000	6,935,005
(e) 05/15/23 (d) P.O.		4,550,000	2,199,770
(e) 11/15/13 (d)		2,250,000	1,849,230
U.S. Government Obligations Total			369,505,592
Total Government & Agency Obligations (Cost of $1,026,195,295)			1,064,900,807
Corporate Fixed-Income Bonds & Notes – 34.0%
Basic Materials – 2.7%
Chemicals – 0.9%
Agricultural Chemicals – 0.2%
Mosaic Co.
7.875% 12/01/16 (b)		3,105,000	3,368,925
Terra Capital, Inc.
7.000% 02/01/17		950,000	944,063
			4,312,988
Chemicals-Diversified – 0.5%
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	1,165,000	1,819,245
7.875% 11/15/14		3,190,000	3,413,300
Ineos Group Holdings PLC
8.500% 02/15/16 (b)		3,015,000	2,344,162
NOVA Chemicals Corp.
6.500% 01/15/12		3,195,000	2,971,350
			10,548,057
Chemicals-Specialty – 0.2%
Chemtura Corp.
6.875% 06/01/16		2,560,000	2,380,800
MacDermid, Inc.
9.500% 04/15/17 (b)		1,730,000	1,678,100
			4,058,900
Chemicals Total			18,919,945

	Par ($)(a)	Value ($)
Forest Products & Paper – 0.6%
Paper & Related Products – 0.6%
Abitibi-Consolidated, Inc.
8.375% 04/01/15	3,900,000	1,706,250
Domtar Corp.
7.125% 08/15/15	3,080,000	2,941,400
Georgia-Pacific Corp.
8.000% 01/15/24	3,060,000	2,952,900
NewPage Corp.
10.000% 05/01/12 (b)	1,370,000	1,459,050
12.000% 05/01/13	1,305,000	1,380,037
PIK, 9.986% 11/01/13	930,000	910,238
		11,349,875
Forest Products & Paper Total		11,349,875
Iron/Steel – 0.2%
Steel-Producers – 0.2%
Steel Dynamics, Inc.
7.750% 04/15/16 (b)	3,605,000	3,614,012
		3,614,012
Iron/Steel Total		3,614,012
Metals & Mining – 1.0%
Diversified Minerals – 0.2%
FMG Finance Ltd.
10.625% 09/01/16 (b)	3,670,000	4,257,200
		4,257,200
Metal-Diversified – 0.4%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	7,670,000	8,245,250
		8,245,250
Mining Services – 0.1%
Noranda Aluminium Holding Corp.
PIK, 8.578% 11/15/14 (b)(c)	2,255,000	1,973,125
		1,973,125
Non-Ferrous Metals – 0.3%
Codelco, Inc.
5.500% 10/15/13	6,000,000	6,101,700
		6,101,700
Metals & Mining Total		20,577,275
Basic Materials Total		54,461,107

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Communications – 5.9%
Media – 2.2%
Cable TV – 0.9%
Atlantic Broadband Finance LLC
9.375% 01/15/14	1,460,000	1,359,625
Cablevision Systems Corp.
8.000% 04/15/12	2,089,000	2,031,553
Charter Communications Holdings I LLC
11.000% 10/01/15	2,315,000	1,967,750
Charter Communications Holdings II LLC
10.250% 09/15/10	1,555,000	1,547,225
CSC Holdings, Inc.
7.625% 04/01/11	4,075,000	4,075,000
DirecTV Holdings LLC
6.375% 06/15/15	3,700,000	3,510,375
EchoStar DBS Corp.
6.625% 10/01/14	4,240,000	3,996,200
		18,487,728
Multimedia – 0.4%
CanWest MediaWorks LP
9.250% 08/01/15 (b)	3,130,000	2,738,750
Lamar Media Corp.
6.625% 08/15/15	3,330,000	3,138,525
Quebecor Media, Inc.
7.750% 03/15/16	3,765,000	3,689,700
		9,566,975
Publishing-Books – 0.2%
TL Acquisitions, Inc.
10.500% 01/15/15 (b)	4,040,000	3,676,400
		3,676,400
Publishing-Periodicals – 0.5%
Dex Media, Inc.
(f) 11/15/13 (9.000% 11/15/08)	1,775,000	1,375,625
Idearc, Inc.
8.000% 11/15/16	4,455,000	3,185,325
Penton Media, Inc.
7.899% 02/01/14 (g)	1,000,000	700,000
R.H. Donnelley Corp.
8.875% 01/15/16	2,030,000	1,390,550
8.875% 10/15/17 (b)	4,595,000	3,078,650
		9,730,150
Radio – 0.1%
CMP Susquehanna Corp.
9.875% 05/15/14	2,185,000	1,540,425
		1,540,425

	Par ($)(a)		Value ($)
Television – 0.1%
Local TV Finance LLC
PIK, 9.250% 06/15/15 (b)		1,585,000	1,275,925
			1,275,925
Media Total			44,277,603
Telecommunication Services – 3.7%
Cellular Telecommunications – 1.2%
Cricket Communications, Inc.
9.375% 11/01/14		4,315,000	4,163,975
Digicel Group Ltd.
8.875% 01/15/15 (b)		3,875,000	3,555,313
MetroPCS Wireless, Inc.
9.250% 11/01/14		4,225,000	4,061,281
Orascom Telecom Finance SCA
7.875% 02/08/14 (b)		1,150,000	1,101,125
Rural Cellular Corp.
6.076% 06/01/13 (c)		2,100,000	2,121,000
8.623% 11/01/12 (c)		1,845,000	1,877,288
US Unwired, Inc.
10.000% 06/15/12		2,540,000	2,470,150
Wind Acquisition Financial SA
PIK, 9.984% 12/21/11 (g)		4,432,325	4,257,580
			23,607,712
Satellite Telecommunications – 0.6%
Inmarsat Finance II PLC
(f) 11/15/12 (10.375% 11/15/08)		2,855,000	2,855,000
Intelsat Bermuda Ltd.
9.250% 06/15/16		1,500,000	1,515,000
11.250% 06/15/16		3,960,000	4,039,200
Intelsat Intermediate Holdings Co., Ltd.
(f) 02/01/15 (9.250% 02/01/10)		4,310,000	3,641,950
			12,051,150
Telecommunication Equipment – 0.2%
Lucent Technologies, Inc.
6.450% 03/15/29		4,510,000	3,455,787
			3,455,787
Telecommunication Services – 0.6%
Hellas Telecommunications Luxembourg II
8.463% 01/15/15 (b)(c)		1,385,000	1,066,450
Nordic Telephone Co. Holdings ApS
8.250% 05/01/16 (b)	EUR	1,285,000	1,909,177
8.875% 05/01/16 (b)		1,225,000	1,206,625
Syniverse Technologies, Inc.
7.750% 08/15/13		1,570,000	1,507,200

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)		Value ($)
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14		2,815,000	2,913,525
West Corp.
11.000% 10/15/16		3,045,000	2,694,825
			11,297,802
Telephone-Integrated – 1.1%
Citizens Communications Co.
7.875% 01/15/27		3,885,000	3,496,500
Qwest Communications International, Inc.
7.500% 02/15/14		2,610,000	2,557,800
Qwest Corp.
7.500% 10/01/14		1,340,000	1,333,300
7.500% 06/15/23		3,585,000	3,307,162
8.875% 03/15/12		2,775,000	2,906,813
Virgin Media Finance PLC
8.750% 04/15/14	EUR	2,595,000	3,855,497
8.750% 04/15/14		525,000	515,813
Windstream Corp.
8.625% 08/01/16		4,315,000	4,460,631
			22,433,516
Telecommunication Services Total			72,845,967
Communications Total			117,123,570
Consumer Cyclical – 4.9%
Apparel – 0.2%
Apparel Manufacturers – 0.2%
Levi Strauss & Co.
9.750% 01/15/15		4,430,000	4,640,425
			4,640,425
Apparel Total			4,640,425
Auto Manufacturers – 0.4%
Auto-Cars/Light Trucks – 0.4%
Ford Motor Co.
7.450% 07/16/31		3,860,000	2,673,050
General Motors Corp.
8.375% 07/15/33		8,335,000	5,709,475
			8,382,525
Auto Manufacturers Total			8,382,525
Auto Parts & Equipment – 0.7%
Auto/Truck Parts & Equipment-Original – 0.4%
ArvinMeritor, Inc.
8.125% 09/15/15		1,880,000	1,605,050
Cooper-Standard Automotive, Inc.
7.000% 12/15/12		2,020,000	1,818,000
Hayes Lemmerz Finance Luxembourg SA
8.250% 06/15/15	EUR	2,050,000	2,712,488
TRW Automotive, Inc.
7.000% 03/15/14 (b)		2,535,000	2,395,575
			8,531,113

	Par ($)(a)	Value ($)
Auto/Truck Parts & Equipment-Replacement – 0.1%
Commercial Vehicle Group, Inc.
8.000% 07/01/13	2,380,000	2,064,650
		2,064,650
Rubber-Tires – 0.2%
Goodyear Tire & Rubber Co.
8.625% 12/01/11	560,000	590,800
9.000% 07/01/15	2,720,000	2,917,200
		3,508,000
Auto Parts & Equipment Total		14,103,763
Distribution/Wholesale – 0.1%
Buhrmann U.S., Inc.
7.875% 03/01/15	1,610,000	1,523,463
		1,523,463
Distribution/Wholesale Total		1,523,463
Entertainment – 0.4%
Music – 0.3%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (b)	2,355,000	2,166,600
WMG Acquisition Corp.
7.375% 04/15/14	2,465,000	2,021,300
WMG Holdings Corp.
(f) 12/15/14 (9.500% 12/15/09)	2,280,000	1,368,000
		5,555,900
Resorts/Theme Parks – 0.1%
Six Flags, Inc.
9.625% 06/01/14	2,550,000	1,581,000
		1,581,000
Entertainment Total		7,136,900
Home Builders – 0.1%
Building-Residential/Commercial – 0.1%
KB Home
5.875% 01/15/15	1,830,000	1,601,250
		1,601,250
Home Builders Total		1,601,250
Home Furnishings – 0.2%
Sealy Mattress Co.
8.250% 06/15/14	1,645,000	1,451,712
Simmons Co.
8.204% 02/15/12 (g)	2,300,000	1,479,666
		2,931,378
Home Furnishings Total		2,931,378

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Leisure Time – 0.2%
Cruise Lines – 0.1%
Royal Caribbean Cruises Ltd.
7.000% 06/15/13	3,090,000	2,854,387
		2,854,387
Recreational Centers – 0.1%
Town Sports International, Inc.
(f) 02/01/14 (11.000% 02/01/09)	1,703,000	1,605,078
		1,605,078
Leisure Time Total		4,459,465
Lodging – 1.5%
Casino Hotels – 1.1%
Boyd Gaming Corp.
6.750% 04/15/14	1,250,000	1,045,313
7.125% 02/01/16	1,000,000	782,500
Greektown Holdings LLC
10.750% 12/01/13 (b)(h)	1,505,000	1,038,450
Harrah's Operating Co., Inc.
10.750% 02/01/16 (b)	5,335,000	4,628,112
Jacobs Entertainment, Inc.
9.750% 06/15/14	2,165,000	1,699,525
Majestic Star LLC
9.750% 01/15/11	2,740,000	890,500
MGM Mirage
7.500% 06/01/16	7,445,000	6,616,744
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (b)	2,100,000	1,732,500
Snoqualmie Entertainment Authority
6.936% 02/01/14 (b)(c)	375,000	290,625
9.125% 02/01/15 (b)	2,235,000	1,720,950
Station Casinos, Inc.
6.625% 03/15/18	3,225,000	1,886,625
		22,331,844
Gambling (Non-Hotel) – 0.4%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (b)	4,545,000	4,204,125
Seminole Indian Tribe of Florida
7.804% 10/01/20 (b)	3,215,000	3,086,336
		7,290,461
Lodging Total		29,622,305
Retail – 1.0%
Retail-Apparel/Shoe – 0.2%
Hanesbrands, Inc.
8.204% 12/15/14 (c)	1,465,000	1,362,450
Phillips-Van Heusen Corp.
8.125% 05/01/13	1,370,000	1,411,100
7.250% 02/15/11	1,620,000	1,636,200
		4,409,750

	Par ($)(a)	Value ($)
Retail-Automobiles – 0.3%
AutoNation, Inc.
4.713% 04/15/13 (c)	450,000	397,688
7.000% 04/15/14	1,245,000	1,178,081
KAR Holdings, Inc.
10.000% 05/01/15	2,415,000	2,197,650
United Auto Group, Inc.
7.750% 12/15/16	1,915,000	1,780,950
		5,554,369
Retail-Discount – 0.1%
Dollar General Corp.
PIK, 11.875% 07/15/17	2,050,000	1,886,000
		1,886,000
Retail-Drug Stores – 0.2%
Rite Aid Corp.
9.375% 12/15/15	4,125,000	3,217,500
		3,217,500
Retail-Major Department Stores – 0.0%
Saks, Inc.
9.875% 10/01/11	690,000	721,050
		721,050
Retail-Propane Distributors – 0.1%
AmeriGas Partners LP
7.125% 05/20/16	2,315,000	2,245,550
7.250% 05/20/15	745,000	724,512
		2,970,062
Retail-Restaurants – 0.1%
Landry's Restaurants, Inc.
9.500% 12/15/14	2,020,000	1,989,700
		1,989,700
Retail Total		20,748,431
Textiles – 0.1%
Textile-Products – 0.1%
INVISTA
9.250% 05/01/12 (b)	2,595,000	2,685,825
		2,685,825
Textiles Total		2,685,825
Consumer Cyclical Total		97,835,730

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Consumer Non-Cyclical – 4.4%
Agriculture – 0.1%
Tobacco – 0.1%
Reynolds American, Inc.
7.625% 06/01/16	2,030,000	2,119,620
		2,119,620
Agriculture Total		2,119,620
Beverages – 0.2%
Beverages-Non-Alcoholic – 0.1%
Cott Beverages, Inc.
8.000% 12/15/11	1,760,000	1,482,800
		1,482,800
Beverages-Wine/Spirits – 0.1%
Constellation Brands, Inc.
8.125% 01/15/12	2,310,000	2,338,875
		2,338,875
Beverages Total		3,821,675
Biotechnology – 0.1%
Medical-Biomedical/Gene – 0.1%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	2,320,000	2,343,200
		2,343,200
Biotechnology Total		2,343,200
Commercial Services – 1.2%
Commercial Services – 0.3%
ARAMARK Corp.
8.500% 02/01/15	2,770,000	2,835,787
Iron Mountain, Inc.
7.750% 01/15/15	2,835,000	2,891,700
		5,727,487
Commercial Services-Finance – 0.1%
ACE Cash Express, Inc.
10.250% 10/01/14 (b)	1,550,000	1,201,250
		1,201,250
Funeral Services & Related Items – 0.1%
Service Corp. International
6.750% 04/01/16	1,980,000	1,885,950
7.375% 10/01/14	290,000	291,450
		2,177,400

	Par ($)(a)	Value ($)
Private Corrections – 0.2%
Corrections Corp. of America
6.250% 03/15/13	2,355,000	2,319,675
GEO Group, Inc.
8.250% 07/15/13	2,865,000	2,936,625
		5,256,300
Rental Auto/Equipment – 0.5%
Ashtead Capital, Inc.
9.000% 08/15/16 (b)	330,000	293,700
Ashtead Holdings PLC
8.625% 08/01/15 (b)	2,805,000	2,440,350
Hertz Corp.
8.875% 01/01/14	2,615,000	2,601,925
Rental Service Corp.
9.500% 12/01/14	2,300,000	2,012,500
United Rentals North America, Inc.
6.500% 02/15/12	2,650,000	2,444,625
		9,793,100
Commercial Services Total		24,155,537
Food – 0.7%
Food-Dairy Products – 0.1%
Dean Foods Co.
7.000% 06/01/16	2,055,000	1,916,288
		1,916,288
Food-Meat Products – 0.2%
Smithfield Foods, Inc.
7.750% 07/01/17	2,995,000	2,950,075
		2,950,075
Food-Miscellaneous/Diversified – 0.4%
Del Monte Corp.
6.750% 02/15/15	1,645,000	1,591,537
Dole Food Co., Inc.
8.625% 05/01/09	2,192,000	2,148,160
Pinnacle Foods Finance LLC
9.250% 04/01/15	3,565,000	3,279,800
Reddy Ice Holdings, Inc.
(f) 11/01/12 (10.500% 11/01/08)	1,875,000	1,575,000
		8,594,497
Food Total		13,460,860
Healthcare Services – 1.2%
Dialysis Centers – 0.2%
DaVita, Inc.
7.250% 03/15/15	3,635,000	3,553,213
		3,553,213

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Medical-Hospitals – 0.9%
Community Health Systems, Inc.
8.875% 07/15/15	3,350,000	3,454,687
HCA, Inc.
9.250% 11/15/16	2,655,000	2,804,344
PIK, 9.625% 11/15/16	5,825,000	6,145,375
Tenet Healthcare Corp.
9.875% 07/01/14	5,600,000	5,600,000
		18,004,406
Physician Practice Management – 0.1%
U.S. Oncology Holdings, Inc.
PIK, 7.949% 03/15/12 (c)	1,749,000	1,425,435
		1,425,435
Healthcare Services Total		22,983,054
Household Products/Wares – 0.3%
Consumer Products-Miscellaneous – 0.3%
American Greetings Corp.
7.375% 06/01/16	2,365,000	2,359,087
Jarden Corp.
7.500% 05/01/17	2,565,000	2,289,263
Jostens IH Corp.
7.625% 10/01/12	2,250,000	2,247,188
		6,895,538
Household Products/Wares Total		6,895,538
Pharmaceuticals – 0.6%
Medical-Drugs – 0.4%
Elan Finance PLC
8.875% 12/01/13	4,000,000	4,000,000
Warner Chilcott Corp.
8.750% 02/01/15	3,465,000	3,551,625
		7,551,625
Pharmacy Services – 0.1%
Omnicare, Inc.
6.750% 12/15/13	2,830,000	2,653,125
		2,653,125
Vitamins & Nutrition Products – 0.1%
NBTY, Inc.
7.125% 10/01/15	1,520,000	1,459,200
		1,459,200
Pharmaceuticals Total		11,663,950
Consumer Non-Cyclical Total		87,443,434

	Par ($)(a)	Value ($)
Energy – 4.7%
Coal – 0.4%
Arch Western Finance LLC
6.750% 07/01/13	2,975,000	2,937,813
Massey Energy Co.
6.875% 12/15/13	4,415,000	4,348,775
Peabody Energy Corp.
7.375% 11/01/16	1,060,000	1,083,850
		8,370,438
Coal Total		8,370,438
Energy-Alternate Sources – 0.1%
VeraSun Energy Corp.
9.375% 06/01/17	2,045,000	1,421,275
		1,421,275
Energy-Alternate Sources Total		1,421,275
Oil & Gas – 2.6%
Oil & Gas Drilling – 0.1%
Pride International, Inc.
7.375% 07/15/14	1,530,000	1,556,775
		1,556,775
Oil Companies-Exploration & Production – 2.0%
Chesapeake Energy Corp.
7.500% 06/15/14	2,195,000	2,208,719
6.375% 06/15/15	2,210,000	2,116,075
Cimarex Energy Co.
7.125% 05/01/17	2,225,000	2,213,875
Compton Petroleum Corp.
7.625% 12/01/13	3,005,000	2,941,144
KCS Energy, Inc.
7.125% 04/01/12	2,455,000	2,393,625
Newfield Exploration Co.
6.625% 04/15/16	2,035,000	1,938,338
OPTI Canada, Inc.
8.250% 12/15/14	3,225,000	3,321,750
PEMEX Finance Ltd.
9.150% 11/15/18	2,485,000	2,963,362
10.610% 08/15/17	1,650,000	2,095,500
PetroHawk Energy Corp.
9.125% 07/15/13	650,000	676,000
7.875% 06/01/15 (b)	2,075,000	2,072,406
Pioneer Natural Resources Co.
5.875% 07/15/16	2,680,000	2,464,844
Quicksilver Resources, Inc.
7.125% 04/01/16	2,950,000	2,876,250

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Range Resources Corp.
7.500% 05/15/16	2,180,000	2,223,600
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.832% 09/30/16 (b)	4,200,000	4,057,452
Southwestern Energy Co.
7.500% 02/01/18 (b)	3,980,000	4,021,010
XTO Energy, Inc.
7.500% 04/15/12	340,000	364,924
		40,948,874
Oil Refining & Marketing – 0.2%
Tesoro Corp.
6.625% 11/01/15	2,950,000	2,710,313
United Refining Co.
10.500% 08/15/12	2,215,000	2,115,325
		4,825,638
Oil-Field Services – 0.3%
Gazprom International SA
7.201% 02/01/20	4,978,254	5,102,710
		5,102,710
Oil & Gas Total		52,433,997
Oil & Gas Services – 0.1%
Seismic Data Collection – 0.1%
Seitel, Inc.
9.750% 02/15/14	1,530,000	1,384,650
		1,384,650
Oil & Gas Services Total		1,384,650
Oil, Gas & Consumable Fuels – 0.4%
Oil Company-Integrated – 0.4%
Petrobras International Finance Co.
6.125% 10/06/16	8,150,000	8,333,375
		8,333,375
Oil, Gas & Consumable Fuels Total		8,333,375
Pipelines – 1.1%
Atlas Pipeline Partners LP
8.125% 12/15/15	2,030,000	2,095,975
Colorado Interstate Gas Co.
6.800% 11/15/15	790,000	815,663
El Paso Corp.
6.875% 06/15/14	2,970,000	2,980,336
7.250% 06/01/18	3,470,000	3,483,012
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	2,600,000	2,408,250
MarkWest Energy Partners LP
6.875% 11/01/14	1,885,000	1,833,162
8.500% 07/15/16	1,265,000	1,320,344

	Par ($)(a)		Value ($)
Williams Companies, Inc.
6.375% 10/01/10 (b)		4,670,000	4,786,750
7.750% 06/15/31		1,340,000	1,427,100
			21,150,592
Pipelines Total			21,150,592
Energy Total			93,094,327
Financials – 3.9%
Banks – 0.1%
Commercial Banks-Southern US – 0.0%
First Union National Bank
5.800% 12/01/08		382,000	385,473
			385,473
Super-Regional Banks-US – 0.1%
Bank One Corp.
6.000% 08/01/08		623,000	625,255
			625,255
Banks Total			1,010,728
Commercial Banks – 0.7%
Special Purpose Banks – 0.7%
Instituto de Credito Oficial
0.800% 09/28/09	JPY	1,380,000,000	13,048,449
			13,048,449
Commercial Banks Total			13,048,449
Diversified Financial Services – 2.5%
Finance-Auto Loans – 0.8%
Ford Motor Credit Co.
7.800% 06/01/12		5,725,000	5,065,119
8.000% 12/15/16		2,630,000	2,207,948
GMAC LLC
6.875% 09/15/11		4,605,000	3,882,434
8.000% 11/01/31		5,975,000	4,577,334
			15,732,835
Finance-Consumer Loans – 0.3%
SLM Corp.
6.500% 06/15/10	NZD	7,865,000	5,438,444
			5,438,444
Investment Management/Advisor Service – 0.6%
LVB Acquisition Merger Sub, Inc.
11.625% 10/15/17 (b)		4,365,000	4,626,900
PIK, 10.375% 10/15/17 (b)		3,610,000	3,844,650
Nuveen Investments, Inc.
10.500% 11/15/15 (b)		3,865,000	3,633,100
			12,104,650

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Special Purpose Entity – 0.8%
CDX North America High Yield
8.875% 06/29/13 (b)	14,000,000	13,370,000
FireKeepers Development Authority
13.875% 05/01/15 (b)	1,400,000	1,403,500
Goldman Sachs Capital II
5.793% 12/29/49	3,030,000	2,276,327
		17,049,827
Diversified Financial Services Total		50,325,756
Insurance – 0.4%
Insurance Brokers – 0.1%
HUB International Holdings, Inc.
10.250% 06/15/15 (b)	2,205,000	1,631,700
USI Holdings Corp.
9.750% 05/15/15 (b)	1,485,000	1,202,850
		2,834,550
Property/Casualty Insurance – 0.3%
Asurion Corp.
9.284% 07/02/15 (i)	1,255,733	1,165,738
9.198% 07/02/15	1,204,267	1,117,961
Crum & Forster Holdings Corp.
7.750% 05/01/17	3,665,000	3,500,075
		5,783,774
Insurance Total		8,618,324
Real Estate Investment Trusts (REITs) – 0.2%
REITS-Hotels – 0.1%
Host Marriott LP
6.750% 06/01/16	3,520,000	3,414,400
		3,414,400
REITS-Regional Malls – 0.1%
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (b)	1,785,000	1,598,489
		1,598,489
Real Estate Investment Trusts (REITs) Total		5,012,889
Financials Total		78,016,146
Industrials – 4.3%
Aerospace & Defense – 0.3%
Aerospace/Defense-Equipment – 0.2%
DRS Technologies, Inc.
6.875% 11/01/13	3,020,000	3,087,950
		3,087,950

	Par ($)(a)	Value ($)
Electronics-Military – 0.1%
L-3 Communications Corp.
6.375% 10/15/15	2,720,000	2,621,400
		2,621,400
Aerospace & Defense Total		5,709,350
Electrical Components & Equipment – 0.2%
Wire & Cable Products – 0.2%
Belden, Inc.
7.000% 03/15/17	2,580,000	2,515,500
General Cable Corp.
5.073% 04/01/15 (c)	860,000	769,700
7.125% 04/01/17	1,455,000	1,418,625
		4,703,825
Electrical Components & Equipment Total		4,703,825
Electronics – 0.3%
Electronic Components-Miscellaneous – 0.3%
Flextronics International Ltd.
6.250% 11/15/14	1,305,000	1,246,275
7.455% 10/01/14	444,196	411,252
7.396% 10/01/14	93,916	86,950
7.394% 10/01/14	1,451,888	1,344,205
NXP BV/NXP Funding LLC
9.500% 10/15/15	2,325,000	2,194,219
		5,282,901
Electronics Total		5,282,901
Engineering & Construction – 0.1%
Building & Construction-Miscellaneous – 0.1%
Esco Corp.
8.625% 12/15/13 (b)	1,515,000	1,522,575
		1,522,575
Engineering & Construction Total		1,522,575
Environmental Control – 0.4%
Non-Hazardous Waste Disposal – 0.3%
Allied Waste North America, Inc.
7.125% 05/15/16	850,000	835,125
7.875% 04/15/13	4,645,000	4,749,512
		5,584,637
Recycling – 0.1%
Aleris International, Inc.
10.000% 12/15/16	2,180,000	1,564,150
PIK, 9.000% 12/15/14	1,525,000	1,246,688
		2,810,838
Environmental Control Total		8,395,475

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Hand/Machine Tools – 0.1%
Machinery-Electrical – 0.1%
Baldor Electric Co.
8.625% 02/15/17	1,415,000	1,443,300
		1,443,300
Hand/Machine Tools Total		1,443,300
Machinery-Construction & Mining – 0.2%
Terex Corp.
8.000% 11/15/17	4,065,000	4,156,463
		4,156,463
Machinery-Construction & Mining Total		4,156,463
Machinery-Diversified – 0.2%
Machinery-General Industry – 0.1%
Manitowoc Co., Inc.
7.125% 11/01/13	2,490,000	2,402,850
		2,402,850
Machinery-Material Handling – 0.1%
Columbus McKinnon Corp.
8.875% 11/01/13	1,760,000	1,843,600
		1,843,600
Machinery-Diversified Total		4,246,450
Miscellaneous Manufacturing – 0.7%
Diversified Manufacturing Operators – 0.5%
Bombardier, Inc.
6.300% 05/01/14 (b)	4,500,000	4,410,000
Koppers Holdings, Inc.
(f) 11/15/14 (9.875% 11/15/09)	2,440,000	2,244,800
Trinity Industries, Inc.
6.500% 03/15/14	3,140,000	3,092,900
		9,747,700
Miscellaneous Manufacturing – 0.2%
American Railcar Industries, Inc.
7.500% 03/01/14	1,990,000	1,860,650
TriMas Corp.
9.875% 06/15/12	2,011,000	1,870,230
		3,730,880
Miscellaneous Manufacturing Total		13,478,580
Packaging & Containers – 0.9%
Containers-Metal/Glass – 0.5%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	3,440,000	3,612,000
Owens-Brockway Glass Container, Inc.
8.250% 05/15/13	3,940,000	4,077,900

	Par ($)(a)	Value ($)
Owens-Illinois, Inc.
7.500% 05/15/10	2,180,000	2,223,600
		9,913,500
Containers-Paper/Plastic – 0.4%
Berry Plastics Holding Corp.
10.250% 03/01/16	2,900,000	2,320,000
Jefferson Smurfit Corp.
8.250% 10/01/12	3,580,000	3,293,600
Solo Cup Co.
8.500% 02/15/14	3,325,000	2,959,250
		8,572,850
Packaging & Containers Total		18,486,350
Transportation – 0.9%
Transportation-Marine – 0.4%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	3,030,000	3,120,900
Ship Finance International Ltd.
8.500% 12/15/13	2,400,000	2,460,000
Stena AB
7.500% 11/01/13	3,070,000	3,070,000
		8,650,900
Transportation-Railroad – 0.1%
TFM SA de CV
9.375% 05/01/12	2,915,000	3,046,175
		3,046,175
Transportation-Services – 0.3%
CHC Helicopter Corp.
7.375% 05/01/14	3,570,000	3,614,625
PHI, Inc.
7.125% 04/15/13	1,910,000	1,843,150
		5,457,775
Transportation-Trucks – 0.1%
QDI LLC
9.000% 11/15/10	1,585,000	1,109,500
		1,109,500
Transportation Total		18,264,350
Industrials Total		85,689,619
Technology – 0.7%
Computers – 0.3%
Computer Services – 0.3%
Sungard Data Systems, Inc.
9.125% 08/15/13	5,310,000	5,469,300
		5,469,300
Computers Total		5,469,300

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)(a)	Value ($)
Semiconductors – 0.4%
Electronic Components-Semiconductors – 0.4%
Amkor Technology, Inc.
9.250% 06/01/16	2,220,000	2,203,350
Freescale Semiconductor, Inc.
PIK, 9.125% 12/15/14	6,965,000	5,972,487
		8,175,837
Semiconductors Total		8,175,837
Technology Total		13,645,137
Utilities – 2.5%
Electric – 2.4%
Electric-Generation – 0.7%
AES Corp.
7.750% 03/01/14	3,675,000	3,675,000
8.000% 10/15/17	1,445,000	1,450,419
Edison Mission Energy
7.000% 05/15/17	4,170,000	4,076,175
Intergen NV
9.000% 06/30/17 (b)	5,365,000	5,633,250
		14,834,844
Electric-Integrated – 0.8%
CMS Energy Corp.
6.875% 12/15/15	2,175,000	2,159,597
Energy Future Holdings Corp.
10.875% 11/01/17 (b)	3,225,000	3,362,062
Mirant Mid Atlantic LLC
8.625% 06/30/12	400,356	422,877
Texas Competitive Electric Holdings Co.,
PIK, 10.500% 11/01/16 (b)	8,945,000	9,034,450
		14,978,986
Independent Power Producer – 0.9%
Dynegy Holdings, Inc.
7.125% 05/15/18	4,015,000	3,703,837
7.750% 06/01/19	1,660,000	1,572,850
Mirant North America LLC
7.375% 12/31/13	2,020,000	2,035,150
NRG Energy, Inc.
7.250% 02/01/14	1,460,000	1,430,800
7.375% 02/01/16	1,595,000	1,555,125
7.375% 01/15/17	2,870,000	2,805,425
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	2,810,000	2,774,875
Reliant Energy, Inc.
7.875% 06/15/17	2,435,000	2,447,175
		18,325,237
Electric Total		48,139,067

	Par ($)(a)	Value ($)
Independent Power Producers – 0.1%
Electric-Integrated – 0.1%
Mirant Americas Generation LLC
8.500% 10/01/21	3,035,000	2,928,775
		2,928,775
Utilities Total		51,067,842
Total Corporate Fixed-Income Bonds & Notes (Cost of $681,210,825)		678,376,912
Mortgage-Backed Securities – 6.0%
Federal Home Loan Mortgage Corp.
7.500% 03/01/16	814	850
8.000% 06/01/09	47	48
8.000% 08/01/09	197	202
8.000% 05/01/10	1,025	1,069
8.000% 05/01/16	898	914
8.500% 05/01/09	117	118
8.500% 01/01/10	173	182
9.000% 06/01/08	9	9
9.000% 07/01/09	849	875
9.000% 12/01/18	1,268	1,348
9.000% 01/01/22	19,059	21,078
9.250% 08/01/08	63	63
9.250% 05/01/16	48,343	53,326
9.500% 11/01/08	325	328
9.500% 02/01/10	1,040	1,050
9.500% 08/01/16	591	652
9.750% 12/01/08	247	249
9.750% 09/01/16	1,646	1,777
10.000% 07/01/09	2,980	3,034
10.000% 11/01/16	19,949	21,106
10.000% 10/01/19	4,113	4,573
10.000% 11/01/19	4,970	5,642
10.500% 01/01/20	5,457	6,145
10.750% 05/01/10	14,942	15,459
10.750% 07/01/11	13,332	14,143
10.750% 08/01/11	2,614	2,711
10.750% 09/01/13	2,315	2,401
11.250% 10/01/10	8,615	8,933
11.250% 08/01/13	1,828	1,901
11.250% 09/01/15	6,290	7,184
Federal National Mortgage Association
5.500% 11/01/36 (i)	11,790,571	11,721,670
6.000% 10/01/36	4,493,543	4,564,176
6.000% 02/01/37	13,755,992	13,972,219
6.000% 08/01/37	19,447,636	19,749,196
6.500% 12/01/31	21,693	22,569
6.500% 05/01/32	29,413	30,573
6.500% 01/01/33	15,939	16,568

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)(a)	Value ($)
6.500% 05/01/33	74,691	77,709
6.500% 11/01/36	31,560,587	32,579,402
6.500% 11/01/37	18,810,263	19,413,485
7.500% 11/01/11	3,901	3,987
8.000% 12/01/08	48	49
8.000% 04/01/09	466	469
8.000% 07/01/09	99	99
8.500% 06/01/09	130	131
8.500% 10/01/10	836	857
8.500% 05/01/11	49	49
8.500% 02/01/15	154	155
8.500% 06/01/15	1,150	1,193
8.500% 09/01/21	4,263	4,377
9.000% 05/01/09	702	708
9.000% 08/01/09	848	860
9.000% 10/01/09	672	679
9.000% 04/01/10	293	299
9.000% 10/01/11	555	559
9.000% 05/01/12	5,250	5,483
9.000% 09/01/13	328	333
9.000% 07/01/14	673	722
9.000% 04/01/16	4,164	4,168
9.000% 12/01/16	515	526
9.000% 05/01/17	8,554	9,140
9.000% 08/01/21	29,272	30,069
10.000% 04/01/14	84,902	93,212
10.000% 03/01/16	1,810	1,885
10.500% 03/01/14	120	124
10.500% 07/01/14	19,420	20,132
10.500% 01/01/16	1,554	1,627
10.500% 03/01/16	118,334	133,650
Freddie Mac Gold Pool
5.000% 05/01/21	15,548,222	15,498,963
Government National Mortgage Association
9.000% 08/15/08	33	34
9.000% 09/15/08	394	398
9.000% 10/15/08	596	602
9.000% 03/15/09	3,152	3,227
9.000% 05/15/09	8,686	8,905
9.000% 06/15/09	9,649	9,881
9.000% 05/15/16	22,502	24,496
9.000% 06/15/16	21,546	23,456
9.000% 07/15/16	59,215	64,462
9.000% 08/15/16	38,821	42,260
9.000% 09/15/16	90,335	98,137
9.000% 10/15/16	12,115	13,187
9.000% 11/15/16	35,483	38,627
9.000% 12/15/16	32,655	35,548
9.000% 01/15/17	2,333	2,547

	Par ($)(a)	Value ($)
9.000% 02/15/17	5,697	6,220
9.000% 04/15/17	18,548	20,253
9.000% 07/15/17	27,072	29,561
9.000% 10/15/17	8,413	9,186
9.000% 12/15/17	10,711	11,885
9.500% 06/15/09	1,589	1,637
9.500% 07/15/09	14,948	15,405
9.500% 08/15/09	10,008	10,313
9.500% 09/15/09	13,766	14,188
9.500% 10/15/09	26,010	26,798
9.500% 11/15/09	13,896	14,323
9.500% 10/15/16	6,831	7,511
9.500% 08/15/17	6,558	7,237
9.500% 09/15/17	1,954	2,157
10.000% 11/15/09	10,753	11,117
10.000% 01/15/10	393	408
10.000% 12/15/10	135	142
10.000% 09/15/17	23,370	26,056
10.000% 11/15/17	3,343	3,728
10.000% 02/15/18	12,416	13,890
10.000% 08/15/18	268	300
10.000% 09/15/18	2,997	3,354
10.000% 11/15/18	8,810	9,848
10.000% 03/15/19	9,069	10,174
10.000% 06/15/19	2,493	2,787
10.000% 08/15/19	1,528	1,714
10.000% 11/15/20	1,557	1,750
10.000% 09/15/21	19	22
10.500% 12/15/10	259	274
10.500% 10/15/15	5,218	5,820
10.500% 12/15/15	684	763
10.500% 01/15/16	3,089	3,464
10.500% 10/15/17	8,346	9,401
10.500% 12/15/17	2,901	3,268
10.500% 01/15/18	5,010	5,662
10.500% 07/15/18	980	1,108
10.500% 12/15/18	953	1,069
10.500% 05/15/19	82	93
10.500% 06/15/19	1,697	1,925
10.500% 07/15/19	777	881
11.000% 09/15/15	48,057	54,095
11.000% 10/15/15	51,063	57,472
11.750% 08/15/13	6,115	6,831
12.000% 05/15/14	270	304
Total Mortgage-Backed Securities (Cost of $118,368,638)		118,919,603

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Asset-Backed Securities – 1.1%
	Par ($)(a)	Value ($)
Advanta Business Card Master Trust 2005 Class A5,
2.539% 04/20/12 (c)	7,000,000	6,966,879
Chase Credit Card Master Trust
2.624% 02/15/11 (c)	8,000,000	7,992,930
Equity One ABS, Inc.
4.205% 04/25/34	5,050,000	4,471,645
First Plus Home Loan Trust
7.720% 05/10/24	3,730	3,694
GMAC Mortgage Corp.
4.865% 09/25/34 (c)	4,130,000	2,131,213
Total Asset-Backed Securities (Cost of $24,170,350)		21,566,361
Municipal Bonds – 0.3%
California – 0.2%
CA Cabazon Band Mission Indians
13.000% 10/01/11	2,820,000	2,962,156
California Total		2,962,156
Virginia – 0.1%
VA Tobacco Settlement Financing Corp.
Series 2007 A1, 6.706% 06/01/46	2,475,000	2,137,905
Virginia Total		2,137,905
Total Municipal Bonds (Cost of $5,294,752)		5,100,061
Collateralized Mortgage Obligations – 0.1%
Agency – 0.1%
Federal Home Loan Mortgage Corp.
I.O., 5.500% 05/15/27	154,278	9,305
National Development Co.
6.369% 06/16/18 (b)	2,850,000	2,918,400
Agency Total		2,927,705
Total Collateralized Mortgage Obligations (Cost of $2,851,249)		2,927,705
Securities Lending Collateral – 19.5%
	Shares
State Street Navigator Securities Lending Prime Portfolio (7 day yield of 2.727%) (j)	388,701,676	388,701,676
Total Securities Lending Collateral (Cost of $388,701,676)		388,701,676

Short-Term Obligation – 4.4%
	Par ($)(a)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 05/30/08, due 06/02/08 at 2.130%, collateralized by a U.S. Government Agency Obligation maturing 08/11/14, market value $89,260,688 (repurchase proceeds $87,525,533)	87,510,000	87,510,000
Total Short-Term Obligation (Cost of $87,510,000)		87,510,000
Total Investments – 118.8% (Cost of $2,334,302,785) (k)		2,368,003,125
Other Assets & Liabilities, Net – (18.8)%		(375,412,312)
Net Assets – 100.0%		1,992,590,813

Notes to Investment Portfolio:

(a)  Principal amount is stated in U.S. dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, these securities, which are not illiquid except for the following, amounted to $154,862,220, which represents 7.8% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
ACE Cash Express, Inc. 10.250% 10/01/14	09/26/06	$1,550,000	$1,565,225	$1,201,250
Local TV Finance LLC 9.250% 06/15/15	05/02/07	1,585,000	1,567,331	1,275,925
Orascom Telecom Finance SCA 7.875% 02/08/14	02/01/07	1,150,000	1,150,000	1,101,125
Seminole Indian Tribe of Florida 7.804% 10/01/20	10/04/07	3,215,000	3,265,055	3,086,336
				$6,664,636

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2008.

(d)  All or a portion of this security was on loan at May 31, 2008. The total market value of securities on loan at May 31, 2008 is $380,779,698.

(e)  Zero coupon bond.

(f)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(g)  Loan participation agreement.

(h)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2008, the value of this security amounted to $1,038,450, which represents 0.1% of net assets.

(i)  Securities purchased on a delayed delivery basis.

(j)  Investment made with cash collateral received from securities lending activity.

(k)  Cost for federal income tax purposes is $2,362,457,734.

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund, May 31, 2008

Forward foreign currency exchange contracts outstanding on May 31, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
CAD	$9,559,441	$9,575,165	06/13/08	$(15,724)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$11,622,922	$11,307,676	06/09/08	$(315,246)
CAD	9,559,441	9,438,649	06/13/08	(120,792)
EUR	12,827,766	12,706,237	06/12/08	(121,529)
EUR	8,054,282	7,975,128	06/12/08	(79,154)
EUR	8,054,282	7,974,610	06/12/08	(79,672)
EUR	15,548,808	15,391,840	06/12/08	(156,968)
EUR	19,432,393	19,318,625	06/16/08	(113,768)
EUR	5,003,418	5,050,444	06/27/08	47,026
EUR	9,827,761	9,891,661	06/27/08	63,900
EUR	9,827,761	9,920,952	06/27/08	93,191
GBP	11,228,708	11,207,208	06/27/08	(21,500)
GBP	10,704,834	10,695,085	06/27/08	(9,749)
SEK	22,802,442	22,849,329	06/23/08	46,887
				$(767,374)

At May 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	53.4
Corporate Fixed-Income Bonds & Notes	34.0
Mortgage-Backed Securities	6.0
Asset-Backed Securities	1.1
Municipal Bonds	0.3
Collateralized Mortgage Obligations	0.1
94.9
Securities Lending Collateral	19.5
Short-Term Obligation	4.4
Other Assets & Liabilities, Net	(18.8)
100.0

Acronym	Name
AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

I.O.	Interest Only

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

P.O.	Principal Only

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2008

		($)
Assets	Investments, at cost	2,334,302,785
	Investments, at value (including securities on loan of $380,779,698)	2,368,003,125
	Cash	914,279
	Unrealized appreciation on forward foreign currency exchange contracts	251,004
	Foreign currency (cost of $6,413)	6,384
	Receivable for:
	Fund shares sold	3,355,832
	Interest	34,010,056
	Securities lending	194,884
	Foreign tax reclaims	195,756
	Trustees' deferred compensation plan	118,373
	Other assets	28,644
	Total Assets	2,407,078,337
Liabilities	Collateral on securities loaned	388,701,676
	Unrealized depreciation on forward foreign currency exchange contracts	1,034,102
	Payable for:
	Investments purchased	8,352,225
	Investments purchased on a delayed delivery basis	12,266,086
	Fund shares repurchased	2,099,268
	Investment advisory fee	906,826
	Transfer agent fee	303,758
	Pricing and bookkeeping fees	26,810
	Trustees' fees	52,734
	Custody fee	30,903
	Distribution and service fees	466,556
	Chief compliance officer expenses	232
	Trustees' deferred compensation plan	118,373
	Other liabilities	127,975
	Total Liabilities	414,487,524
	Net Assets	1,992,590,813
Net Assets Consist of	Paid-in capital	2,309,397,715
	Overdistributed net investment income	(22,792,169)
	Accumulated net realized loss	(327,196,390)
	Net unrealized appreciation (depreciation) on:
	Investments	33,700,340
	Foreign currency translations	(518,683)
	Net Assets	1,992,590,813
Class A	Net assets	865,282,280
	Shares outstanding	146,397,391
	Net asset value per share	5.91	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($5.91/0.9525)	6.20	(b)
Class B	Net assets	169,001,225
	Shares outstanding	28,612,456
	Net asset value and offering price per share	5.91	(a)
Class C	Net assets	130,420,331
	Shares outstanding	22,059,433
	Net asset value and offering price per share	5.91	(a)
Class J	Net assets	101,670,066
	Shares outstanding	17,260,335
	Net asset value and redemption price per share	5.89
	Maximum sales charge	3.00%
	Maximum offering price per share ($5.89/0.9700)	6.07	(c)
Class Z	Net assets	726,216,911
	Shares outstanding	124,079,396
	Net asset value, offering and redemption price per share	5.85

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  On sales of 10,000 or more shares this offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Strategic Income Fund
For the Year Ended May 31, 2008

		($)
Investment Income	Interest	114,217,390
	Dollar roll fee income	75,028
	Securities lending	2,008,058
	Total Investment Income	116,300,476
Expenses	Investment advisory fee	10,213,556
	Distribution fee:
	Class B	1,411,276
	Class C	872,255
	Class J	399,760
	Printing fee—Class J	92,476
	Service fee:
	Class A	2,063,879
	Class B	461,430
	Class C	285,378
	Class J	280,084
	Transfer agent fee	1,998,628
	Pricing and bookkeeping fees	198,635
	Trustees' fees	86,899
	Custody fee	236,351
	Chief compliance officer expenses	1,745
	Other expenses	527,829
	Total Expenses	19,130,181
	Fees waived by Distributor—Class C	(174,856)
	Expense reductions	(41,044)
	Net Expenses	18,914,281
	Net Investment Income	97,386,195
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Swap Contracts
	Net realized loss on:
	Investments	(7,050,385)
	Foreign currency transactions	(10,621,082)
	Futures contracts	(223,278)
	Swap contracts	(216,606)
	Net realized loss	(18,111,351)
	Net change in unrealized appreciation (depreciation) on:
	Investments	2,841,669
	Foreign currency translations	(615,587)
	Futures contracts	(23,700)
	Net change in unrealized appreciation	2,202,382
	Net Loss	(15,908,969)
	Net Increase Resulting from Operations	81,477,226

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

		Year Ended May 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	97,386,195	88,686,684
	Net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(18,111,351)	10,556,197
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and futures contracts	2,202,382	31,787,209
	Net Increase Resulting from Operations	81,477,226	131,030,090
Distributions to Shareholders	From net investment income:
	Class A	(50,892,739)	(45,967,241)
	Class B	(9,849,548)	(13,463,100)
	Class C	(6,352,948)	(4,800,099)
	Class J	(6,462,217)	(8,488,036)
	Class Z	(39,628,577)	(25,361,881)
	Total Distributions to Shareholders	(113,186,029)	(98,080,357)
Share Transactions	Class A
	Subscriptions	189,657,562	243,782,994
	Distributions reinvested	35,665,784	30,652,446
	Redemptions	(181,842,631)	(157,571,581)
	Net Increase	43,480,715	116,863,859
	Class B
	Subscriptions	21,783,584	24,246,789
	Distributions reinvested	6,018,471	8,090,930
	Redemptions	(72,884,532)	(116,655,571)
	Net Decrease	(45,082,477)	(84,317,852)
	Class C
	Subscriptions	46,095,457	46,433,341
	Distributions reinvested	4,320,524	3,101,980
	Redemptions	(24,491,364)	(17,063,342)
	Net Increase	25,924,617	32,471,979
	Class J
	Subscriptions	314,315	669,417
	Redemptions	(26,328,075)	(47,241,716)
	Net Decrease	(26,013,760)	(46,572,299)
	Class Z
	Subscriptions	299,913,954	258,880,354
	Distributions reinvested	5,570,944	3,041,609
	Redemptions	(93,724,391)	(52,433,511)
	Net Increase	211,760,507	209,488,452
	Net Increase from Share Transactions	210,069,602	227,934,139
	Total Increase in Net Assets	178,360,799	260,883,872
Net Assets	Beginning of period	1,814,230,014	1,553,346,142
	End of period	1,992,590,813	1,814,230,014
	Overdistributed net investment income at end of period	(22,792,169)	(27,370,174)

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Strategic Income Fund

		Year Ended May 31,
		2008	2007
Changes in Shares	Class A
	Subscriptions	31,848,528	40,808,153
	Issued for distributions reinvested	6,012,418	5,149,884
	Redemptions	(30,569,080)	(26,443,794)
	Net Increase	7,291,866	19,514,243
	Class B
	Subscriptions	3,662,880	4,071,735
	Issued for distributions reinvested	1,015,372	1,362,642
	Redemptions	(12,253,467)	(19,586,407)
	Net Decrease	(7,575,215)	(14,152,030)
	Class C
	Subscriptions	7,741,845	7,773,527
	Issued for distributions reinvested	728,030	520,600
	Redemptions	(4,114,663)	(2,861,003)
	Net Increase	4,355,212	5,433,124
	Class J
	Subscriptions	52,960	112,530
	Redemptions	(4,437,920)	(7,966,271)
	Net Decrease	(4,384,960)	(7,853,741)
	Class Z
	Subscriptions	50,836,758	43,707,459
	Issued for distributions reinvested	948,121	514,520
	Redemptions	(15,895,913)	(8,886,953)
	Net Increase	35,888,966	35,335,026

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class A Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$6.01	$5.88		$6.15		$6.02	$6.09
Income from Investment Operations:
Net investment income (a)	0.31	0.33		0.34		0.36	0.36
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.05)	0.16		(0.15)		0.25	0.01
Total from Investment Operations	0.26	0.49		0.19		0.61	0.37
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)		(0.46)		(0.48)	(0.44)
Net Asset Value, End of Period	$5.91	$6.01		$5.88		$6.15	$6.02
Total return (b)	4.47%	8.57	%(c)(d)	3.24	%(c)	10.37%	6.21%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.95%	0.95%		0.99%		1.09%	1.17%
Waiver/Reimbursement	—	0.01%		0.01%		—	—
Net investment income (e)	5.24%	5.49%		5.56%		5.81%	5.90%
Portfolio turnover rate	41%	49%		56%		57%	68%
Net assets, end of period (000's)	$865,282	$835,878		$703,746		$615,772	$566,269

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class B Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$6.00	$5.88		$6.15		$6.02	$6.09
Income from Investment Operations:
Net investment income (a)	0.27	0.28		0.29		0.32	0.32
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.05)	0.16		(0.14)		0.25	0.01
Total from Investment Operations	0.22	0.44		0.15		0.57	0.33
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.32)		(0.42)		(0.44)	(0.40)
Net Asset Value, End of Period	$5.91	$6.00		$5.88		$6.15	$6.02
Total return (b)	3.86%	7.59	%(c)(d)	2.48	%(c)	9.55%	5.42%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.70%	1.70%		1.74%		1.84%	1.92%
Waiver/Reimbursement	—	0.01%		0.01%		—	—
Net investment income (e)	4.50%	4.75%		4.82%		5.06%	5.15%
Portfolio turnover rate	41%	49%		56%		57%	68%
Net assets, end of period (000's)	$169,001	$217,270		$295,983		$349,975	$408,345

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class C Shares	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$6.01	$5.89		$6.15	$6.02	$6.09
Income from Investment Operations:
Net investment income (a)	0.28	0.29		0.30	0.32	0.33
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.06)	0.15		(0.13)	0.26	0.01
Total from Investment Operations	0.22	0.44		0.17	0.58	0.34
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.32)		(0.43)	(0.45)	(0.41)
Net Asset Value, End of Period	$5.91	$6.01		$5.89	$6.15	$6.02
Total return (b)(c)	3.84%	7.74	%(d)	2.79%	9.71%	5.57%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.55%	1.55%		1.59%	1.69%	1.77%
Waiver/Reimbursement	0.15%	0.16%		0.16%	0.15%	0.15%
Net investment income (e)	4.63%	4.89%		4.95%	5.21%	5.31%
Portfolio turnover rate	41%	49%		56%	57%	68%
Net assets, end of period (000's)	$130,420	$106,401		$72,221	$51,488	$41,520

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class J Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$5.99	$5.87		$6.14		$6.01	$6.08
Income from Investment Operations:
Net investment income (a)	0.29	0.30		0.31		0.34	0.34
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.05)	0.16		(0.14)		0.25	0.01
Total from Investment Operations	0.24	0.46		0.17		0.59	0.35
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.34)		(0.44)		(0.46)	(0.42)
Net Asset Value, End of Period	$5.89	$5.99		$5.87		$6.14	$6.01
Total return (b)	4.09%	8.00	%(c)(d)	2.88	%(c)	10.01%	5.88%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.38%	1.31%		1.37%		1.44%	1.52%
Waiver/Reimbursement	—	0.01%		0.01%		—	—
Net investment income (e)	4.82%	5.14%		5.19%		5.46%	5.55%
Portfolio turnover rate	41%	49%		56%		57%	68%
Net assets, end of period (000's)	$101,670	$129,706		$173,101		$212,131	$229,179

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,
Class Z Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$5.95	$5.83		$6.10		$5.98	$6.05
Income from Investment Operations:
Net investment income (a)	0.32	0.34		0.34		0.37	0.38
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and swap contracts	(0.05)	0.15		(0.13)		0.25	0.01
Total from Investment Operations	0.27	0.49		0.21		0.62	0.39
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.37)		(0.48)		(0.50)	(0.46)
Net Asset Value, End of Period	$5.85	$5.95		$5.83		$6.10	$5.98
Total return (b)	4.77%	8.73	%(c)(d)	3.51	%(c)	10.53%	6.52%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.70%	0.71%		0.75%		0.85%	0.93%
Waiver/Reimbursement	—	0.01%		0.01%		—	—
Net investment income (e)	5.47%	5.73%		5.76%		6.05%	6.15%
Portfolio turnover rate	41%	49%		56%		57%	68%
Net assets, end of period (000)	$726,217	$524,975		$308,295		$46,698	$1,150

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Strategic Income Fund
May 31, 2008

Note 1. Organization

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class J shares are subject to a 3.00% front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Credit default swaps are marked to market daily based upon quotations from market makers or pricing services. Quotations obtained from independent pricing services use information provided by market makers.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency

Columbia Strategic Income Fund, May 31, 2008

exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 ("SFAS 161"), Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which it could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement date of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire

Columbia Strategic Income Fund, May 31, 2008

exposure to foreign currencies, while contracts to sell are generally used to hedge the Fund's investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Loan Participations and Commitments

The Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Columbia Strategic Income Fund, May 31, 2008

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Credit Default Swaps

The Fund may engage in credit default swap transactions for hedging purposes or to seek to increase total return. Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place. The Fund may receive an upfront premium as the protection seller or make an upfront premium as the protection buyer.

Credit default swaps are marked to market daily and any change is recorded as unrealized appreciation/depreciation on the Fund's Statement of Assets and Liabilities. Periodic payments and premiums received or made are amortized and recorded as realized gain or loss on the Statement of Operations, respectively. Gains or losses are realized as a result of a credit event or termination of the contract. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund's custodian in compliance with the terms of the swap contracts.

By entering into these agreements, the Fund could be exposed to risks in excess of the amounts recorded on the Statement of Assets and Liabilities. Risks include the possibility that there will be no liquid market for these agreements, or that the counterparty to an agreement will default on its obligation to perform.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Columbia Strategic Income Fund, May 31, 2008

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to Shareholders

Dividends from net investment income are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, discount accretion/premium amortization on debt securities, expired capital loss carryforwards, paydowns and market discounts were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$20,377,839	$46,685,192	$(67,063,031)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2008 and May 31, 2007 was as follows:

	May 31,
Distributions paid from	2008	2007
Ordinary Income*	$113,186,029	$98,080,357
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$4,665,338	$—	$5,545,391

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Columbia Strategic Income Fund, May 31, 2008

Unrealized appreciation and depreciation at May 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$75,366,766
Unrealized depreciation	(69,821,375)
Net unrealized appreciation	$5,545,391

The following capital loss carryforwards, determined as of May 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$138,841,137
2010	138,626,928
2011	318,608
2013	234,018
2014	8,752,148
2015	703,478
2016	3,654,802
Total	$291,131,119

Capital loss carryforwards of $67,063,032 expired during the year ended May 31, 2008.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2008, post-October capital losses of $36,006,959 attributed to security transactions were deferred to June 1, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") effective November 30, 2007. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended May 31, 2008, the Fund's effective investment advisory fee rate was 0.54% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the

Columbia Strategic Income Fund, May 31, 2008

Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended May 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated $8,212.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended May 31, 2008, these minimum account balance fees reduced total expenses by $22,815.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended May 31, 2008, the Distributor retained net underwriting discounts of $172,789 on sales of the Fund's Class A shares and received net CDSC fees of $10,052, $259,346 and $29,972 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the "Plans"), which require the payment of a monthly service fee to the Distributor. The service fee may equal up to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a rate of service fee that is a blend between the 0.15% and 0.25% annual rates. For the year ended May 31, 2008, the annualized effective service fee rate was 0.25% for Class A, Class B, Class C and Class J shares of the Fund.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to

Columbia Strategic Income Fund, May 31, 2008

waive a portion of the Class C shares distribution fee so that it will not exceed 0.60% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended May 31, 2008, these custody credits reduced total expenses by $18,229 for the Fund.

Note 6. Portfolio Information

For the year ended May 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $899,572,563 and $704,692,609, respectively, of which $105,488,164 and $276,396,250, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes. Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee based on the unused portion of the committed line of credit of 0.10% per annum is charged and apportioned among the participating funds based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended May 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its

Columbia Strategic Income Fund, May 31, 2008

right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of May 31, 2008, 31.5% of the Fund's shares outstanding was beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

As of May 31, 2008, the Fund also had one shareholder that held 7.1% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

Columbia Strategic Income Fund, May 31, 2008

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2008

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Retired. Consultant, KPMG, LLP from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 83, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 83, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund Inc. and Hyperion Brookfield Strategic Mortgage Income Fund (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President—Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 80, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994 and Vice President from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 83, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997, President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-426-3750.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, October 2003—May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, April 2003—December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July 2000 to April 2003.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting from April 2002 to October 2004.

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Important Information About This Report – Columbia Strategic Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Strategic Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 1-800-345-6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Management®

Columbia Strategic Income Fund

Annual Report, May 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/153857-0508 (07/08) 08/50218

Item 2. Code of Ethics.

(a)        The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose report to stockholders is included in this annual filing.  Fee information for fiscal year ended May 31, 2008 also includes fees for one series that merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$109,900	$96,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2008 also includes Audit Fees for the review of and re-issuance of an audit opinion in conjunction with the filing of a Securities Registration Statement in Japan.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$25,000	$8,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended May 31, 2008 and May 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$23,300	$5,700

Tax Fees include amounts for the review of annual tax returns and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In fiscal year 2008, Tax Fees also include agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended May 31, 2008 and May 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$0	$500

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$1,210,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2008 and May 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2008 and May 31, 2007 are approximately as follows:

2008	2007
$1,259,100	$863,500

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)       There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 22, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	July 22, 2008